UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Insulet Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Insulet Corporation

Notice of Annual Meeting
of Shareholders

Wednesday, May 16, 2018 | 8:30 a.m., Eastern Time

Dear Shareholders:

The year 2017 was another very successful one for Insulet. During the year, we made significant progress on our four key strategic initiatives, delivered substantial value to our stakeholders and progressed on our mission to improve the lives of the millions of people across the globe with diabetes.

Advancements in Innovation
We advanced our product pipeline and built significant new capabilities within our Research and Development organization, notably with the expansion of our Innovation Technology Center in San Diego. We are building a world-class team with experience and expertise in advanced technologies in software, mobile platforms, user experience and cybersecurity. During 2017, we completed the development of our first new product, the Omnipod DASH mobile platform. We have submitted this next-generation system to the FDA and expect to bring this new technology to the market later this year.

Omnipod DASH will transform the way people manage their diabetes, leveraging mobile technology to offer unprecedented connectivity and ease of use. DASH also serves as a foundation for the other exciting advancements in our pipeline, including concentrated insulins and our Horizon Automated Glucose Control System. Our technology teams are innovating rapidly and working to bring meaningful technology to the market that will reduce burden and dramatically improve the lives of people living with diabetes.

Expansion of Market Access in the United States
Widespread access to our technologies is paramount to our ability to deliver on our mission. This past year, we expanded market access across the United States, culminating with a significant milestone in early 2018. In January, CMS issued guidance indicating that the Omnipod may be covered under the Medicare Part D Prescription Drug Benefit program. This is a big win for the estimated 450,000 people living with Type 1 diabetes in the U.S. covered by Medicare or Medicaid who now have a pathway to access Omnipod under those programs. This accomplishment was made possible by the passionate advocacy of the diabetes community and the unwavering commitment of the Insulet team.

Growth in Global Distribution
Last July, we announced our decision to establish a direct business in Europe to better serve our large and fast-growing European customer base, starting July 1st of 2018. To ensure a successful transition and to drive future growth of this business, we have hired a European leadership team with deep commercial expertise and experience in the European diabetes market. We are excited to expand our direct presence in Europe, allowing us to tailor our innovative product pipeline to the European market and significantly improve our financial profile. There are significant opportunities for us to grow our global footprint and impact the lives of people across the globe.

Excellence in Operations
Over the past year, we drove significant improvements in operational efficiencies, gross margin, and product quality, to provide a best-in-class customer experience. We broke ground at our new, state-of-the-art U.S. manufacturing facility and global headquarters in Massachusetts. This new, highly-automated facility will add capacity to support our rapid growth, with production expected to begin in early 2019.

Building on our Momentum
In 2017, we grew our worldwide customer base to over 140,000 active users, an increase of more than 30% over 2016. We are excited about the substantial market opportunities before us and will capitalize on these opportunities to benefit Omnipod “Podders” and our shareholders.

We finished the year 2017 with revenue of $464 million, up almost $100 million from the prior year, representing growth of 26%. We drove continued improvement in gross margin to 60%, up more than 200 basis points over 2016. We are well on our way to achieving our 2021 targets of $1 billion in revenue, approaching 70% gross margin, and above-market profitability, while building exciting opportunities for growth in the years that follow.

This performance would not have been possible without the exceptional execution and commitment of Insulet’s employees. While we are pleased with our progress, we remain focused to deliver meaningful, differentiated technology to our customers and attractive returns to shareholders.

On behalf of Insulet’s employees, management, and members of the Board of Directors, we thank you for your continued support.

Sincerely,

Patrick J. Sullivan
Chairman of the Board and Chief Executive Officer
April 6, 2018

600 Technology Park Drive, Suite 200 Billerica, Massachusetts 01821

Notice of Annual Meeting
of Shareholders

Wednesday, May 16, 2018

8:30 a.m., Eastern Time

Hilton Boston Logan Airport, One Hotel Drive, Boston, MA 02128

To the Shareholders of Insulet Corporation:

The Annual Meeting of Shareholders of Insulet Corporation, a Delaware corporation (the “Company” or “Insulet”), will be held at 8:30 a.m., Eastern Time, on Wednesday, May 16, 2018, at the Hilton Boston Logan Airport, One Hotel Drive, Boston, MA 02128 (the “Annual Meeting”), for the following purposes:

1.

to elect two Class II Directors nominated by the Board of Directors, each to serve for a three-year term and until his successor has been duly elected and qualified or until his earlier resignation or removal,

2.

to approve, on a non-binding, advisory basis, the compensation of certain executive officers as more fully described in the accompanying Proxy Statement,

3.

to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018, and

4.

to consider and vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on March 23, 2018 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof. Shareholders who plan to attend the Annual Meeting in person must present valid photo identification. Shareholders of record will be verified against an official list available at the registration area. If your shares are held in the name of a bank, broker or other holder of record, please also bring to the Annual Meeting your bank or brokerage statement evidencing your beneficial ownership of Insulet stock to gain admission to the meeting. We reserve the right to deny admittance to anyone who cannot show valid identification or sufficient proof of share ownership as of March 23, 2018. In the event there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

Under U.S. Securities and Exchange Commission rules, the Company is providing access to the proxy materials for the Annual Meeting of Shareholders via the Internet. Accordingly, you can access the proxy materials and vote at http://investor.insulet.com/annual-proxy.cfm. Instructions for accessing the proxy materials and voting are described below and in the Shareholder meeting notice that you received in the mail. Please review the proxy materials prior to voting.

By Order of the Board of Directors,

Billerica, Massachusetts
April 6, 2018

DAVID COLLERAN
Senior Vice President, Secretary and General Counsel

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on May 16, 2018: This Proxy Statement and the related Annual Meeting materials are available at http://investor.insulet.com/annual-proxy.cfm.

❯

YOUR VOTE IS IMPORTANT.

Whether or not you plan to attend the Annual Meeting in person, if you are a shareholder of record, please vote in one of the following three ways: (1) by completing, signing and dating the proxy card and returning it in the postage-prepaid envelope provided, (2) by completing your proxy using the toll-free telephone number listed on the proxy card, or (3) by completing your proxy on the internet at the address listed on the proxy card. It is important that your shares be voted whether or not you attend the meeting in person. Votes made by phone or on the Internet must be received by 11:59 p.m., Eastern Time, on May 15, 2018.

If your shares of common stock are held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares of common stock voted.

If you attend the Annual Meeting, you may vote in person, even if you have previously returned your proxy card or completed your proxy by phone or on the Internet.

Table of Contents

Proxy Summary	1
Proxy Statement	5
Record Date and Voting Rights	5
Revocation of Proxies	6
Quorum; Abstentions; Broker Non-Votes	6
Vote Required	6
Solicitation of Proxies	7
Voting of Proxies	7
Other Business	7
Proposal 1 - Election of Directors	8
Board of Directors and Executive Officers	9
Governance of the Company	14
Board of Directors	14
Policies Governing Director Nominations	17
Policy Governing Shareholder Communications with the Board of Directors	19
Policy Governing Stock Ownership	19
Policy Banning Hedging and Pledging	19
Policy for Recoupment of Incentive Compensation	19
Evaluation Program of the Board of Directors and its Committees	20
Policy Regarding Changes in Position	20
Code of Ethics	20
Related Party Transactions	20
Security Ownership of Certain Beneficial Owners and Management	21
Section 16(a) Beneficial Ownership Reporting Compliance	22
Compensation Discussion and Analysis	23
Executive Summary	23
Compensation Strategy and Philosophy	26
Compensation Decision Making Process	27
Compensation Elements and Actions	28
Compensation Governance	34
Compensation Committee Report	35

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Executive Compensation Tables	36
Summary Compensation Table	36
2017 Grants of Plan-Based Awards	37
2017 Outstanding Equity Awards at Year End	38
2017 Option Exercises and Stock Vested	39
Potential Payments Upon Termination or Change-in-Control	40
Pay Ratio Disclosure	42
Non-Employee Director Compensation	43
Annual Cash Compensation	43
Annual Equity Compensation	43
Initial Compensation	43
2017 Director Compensation Table	44
Proposal 2 - Approval, on a Non-Binding, Advisory Basis, of the Compensation of Certain Executive Officers	45
Report of the Audit Committee of the Board of Directors	46
Matters Concerning Independent Registered Public Accounting Firm	47
Proposal 3 - Ratification of the Appointment of Independent Registered Public Accounting Firm	49
Shareholder Proposals	50

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Proxy Summary

This summary highlights information related to topics discussed throughout this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. Page references are supplied to help you find further information in this Proxy Statement.

Attend our 2018 Annual Meeting of Shareholders

8:30 a.m., Eastern Time on Wednesday, May 16, 2018

Hilton Boston Logan Airport, One Hotel Drive, Boston, MA 02128

How to Vote

By mailing your Proxy Card	By telephone	By internet

Cast your ballot, sign your proxy card and send by free post	Dial toll-free 24/7 1-800-690-6903	Visit 24/7 www.proxyvote.com
Mark, sign and date your proxy card and return it in the postage-paid envelope included in your proxy materials. Your proxy card must arrive by May 15, 2018.	Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 15, 2018. Have your proxy card in hand when you call and then follow the instructions.

Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 15, 2018. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

If you attend the Annual Meeting, you may vote in person even if you have previously returned your proxy card or completed your proxy by phone or on the internet. Shareholders who plan to attend the Annual Meeting in person must present valid photo identification. Shareholders of record will be verified against an official list available at the registration area. If your shares are held in the name of a bank, broker or other holder of record, in addition to presenting a valid photo identification, you must also bring to the Annual Meeting your bank or brokerage statement evidencing your beneficial ownership of Insulet stock to gain admission to the meeting. We reserve the right to deny admittance to anyone who cannot show valid identification or sufficient proof of share ownership as of the close of business on March 23, 2018.

Participate in the future of Insulet, cast your vote right away

Please cast your vote right away on all of the proposals listed below to ensure that your shares are represented.

	More information	Board of Directors recommendation
PROPOSAL 1: Election of nominated Directors	Page 8	FOR each nominee
PROPOSAL 2: Approval, on a non-binding, advisory basis, of the compensation of certain executive officers	Page 45	FOR
PROPOSAL 3: Ratification of the appointment of the Company’s independent registered public accounting firm for 2018	Page 49	FOR

Governance Highlights

The Company is committed to good corporate governance and the regular review of our corporate governance practices to continue building on our success and long-term shareholder value. Most recently, the Company focused on the following corporate governance efforts:

Board Leadership Structure

The Board of Directors (the “Board”) regularly assesses the Board leadership structure to ensure the appropriate leadership for the Company. Based on the Board’s most recent assessment, the Board determined that the current Board leadership structure is most advantageous to the Company and its shareholders. Patrick J. Sullivan and Jessica Hopfield, Ph.D., therefore, continue in their roles as Chairman of the Board and Lead Independent Director, respectively.

INSULET CORPORATION - 2018 Proxy Statement    1

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Director Skills Assessments

At least annually, the Board reviews the skills of its Directors to ensure the Board maintains the overall skills, experience and breadth of knowledge necessary to align with the Company’s strategy. In August 2017, the Board appointed Michael R. Minogue and James C. Mullen to the Company’s Board of Directors. Both new Directors bring exceptional leadership experience as CEOs of public companies in the medical device industry. Each offers critical insights as the Company continues to deliver long-term sustainable, profitable growth and increased shareholder value.

Committee Composition

The Nominating, Governance and Risk Committee (the “Governance Committee”) periodically assesses the skills and qualifications of the Directors to ensure that committee assignments and leadership roles align with the skills and experience of the members of the Board. In conjunction with its most recent review, and with the addition of Messrs. Minogue and Mullen to the Board, the Governance Committee recommended to the Board, and the Board approved, the continued appointments of: Jessica Hopfield, Ph.D., Lead Independent Director, David Lemoine, Audit Committee Chair, and John A. Fallon, M.D., Governance Committee Chair. The Board also approved, upon the recommendation of the Governance Committee, the appointment of Timothy J. Scannell as Compensation Committee Chair and the appointments of Mr. Minogue to the Audit Committee and Mr. Mullen to the Compensation Committee. The current committee composition can be found at the Company’s website at http://www.insulet.com.

OUR GOVERNANCE BEST PRACTICES

✓

Lead Independent Director

✓

7 of the Company’s 8 Directors are independent

✓

All committees consist solely of independent Directors

✓

A Director who does not receive a majority vote in an uncontested election must promptly tender his or her resignation to the Board, which will consider whether to accept the resignation

✓

Regular executive sessions of independent Directors

✓

Executive and Director stock ownership guidelines

✓

No hedging or pledging of Insulet securities by its executive officers or Directors is permitted

✓

Corporate Governance Guidelines published on the Company’s website at http://www.insulet.com

Director Nominees (page 8)

Name	Age	Director since	Current Positions	Independent (Yes/No)		Committee Memberships
				Yes	No
John A. Fallon, M.D.	70	2012	Board of Directors, AMAG Pharmaceuticals, Collegium Pharmaceutical, Inc., and Exact Sciences Corporation	X		• Nominating, Governance and Risk Committee (Chair)
Timothy J. Scannell	53	2014	Group President, Medsurg & Neurotechnology, Stryker Corporation	X		• Compensation Committee (Chair)

John A. Fallon, M.D. brings considerable experience as a board and committee member of several public companies. He has a wealth of knowledge regarding the healthcare and managed care industries through his previous experience as Chief Physician Executive and Senior Vice President of Blue Cross Blue Shield of Massachusetts, and as a member of various healthcare boards and committees. Timothy J. Scannell, through his current role as Group President at Stryker Corporation, and his prior roles at Stryker Corporation in sales, marketing and biotech, offers extensive executive leadership expertise gained at a medical device public company.

Executive Investment in Company Mission

Our executives believe strongly in the Company’s mission and in its talent, opportunity and ability to achieve long-term sustainable growth. Based on that belief, several members of our executive team opted to pay the taxes associated with certain of their 2017 equity vests in cash, rather than relinquishing vested shares via the “net settle” method of tax payment on vest. Collectively, these executives made approximately $1.34 million in cash tax payments, which enabled them to net more shares on vest.

INSULET CORPORATION - 2018 Proxy Statement    2

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Executive Compensation (page 23)

Business Highlights (page 23)

✔

Achieved year-over-year revenue growth of 26%, driven by growth across all product lines:

• U.S. Omnipod	18%
• International Omnipod	67%
• Drug Delivery	11%
✔

Increased worldwide Omnipod customer base by more than 30%

✔

Achieved gross margin of 59.8%, up 230 basis points from 2016, while continuing to invest in building core capabilities

✔

Obtained CMS guidance in early January 2018 clarifying Medicare Part D Plan Sponsors may provide Part D Prescription Drug Coverage for products such as the Omnipod® Insulin Management System

✔

Submitted 510(k) to FDA in early January 2018 for next generation mobile platform, Omnipod DASHTM

Shareholder Outreach (page 25)

•

Broad, deep, ongoing outreach with shareholders in 2017, 2016 and 2015

•

Discussions with investors in 2017 collectively representing more than 65% of outstanding shares

•

Shareholder feedback directly addressed in 2017 compensation program design

Compensation Strategy and Philosophy (page 26)

Our compensation strategy and philosophy are directly aligned with our goal of delivering consistent growth in shareholder value

•

Exceptional talent is needed to realize significant market opportunity and to drive long-term sustainable growth

•

Fundamental belief that high-caliber talent has a profound impact on business results

•

Highly competitive compensation needed to attract and retain proven talent

•

A significant emphasis on pay-for-performance, utilizing performance-based variable compensation programs

Compensation Elements and Actions (page 28)

Key 2017 Actions

•

Select adjustments to base salaries based on market position, merit, and promotions/job scope changes

•

PRSU measurement period for new grants was extended to three years

•

PRSU performance metrics were expanded to include both cumulative revenue and cumulative gross profit

•

Special performance-based equity grants awarded to two of our NEOs

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2017 Executive Total Compensation Mix (page 29)

The charts below show the annual total direct compensation (full-year base salary, short-term incentive compensation earned, and long-term incentive compensation received) for our Chief Executive Officer (“CEO”) and our other Named Executive Officers (“NEOs”) for 2017. These charts illustrate that a majority of NEO total direct compensation was performance-based and variable:

* Benefits value is not displayed as it represents less than 2% of total direct compensation in each case above.

INSULET CORPORATION - 2018 Proxy Statement    4

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Proxy Statement

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting to be held at 8:30 a.m., Eastern Time, on Wednesday, May 16, 2018 at the Hilton Boston Logan Airport, One Hotel Drive, Boston, MA 02128, or at any adjournments or postponements thereof. The Company’s Annual Report on Form 10-K filed on February 22, 2018 (the “10-K”) containing financial statements for the fiscal year ended December 31, 2017, is being made available, together with this Proxy Statement, to shareholders at http://investor.insulet.com/annual-proxy.cfm. The 10-K, however, is not a part of the proxy solicitation material.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on May 16, 2018

This Proxy Statement is being made available to shareholders on or about April 6, 2018.
This Proxy Statement and the 10-K are available at http://investor.insulet.com/annual-proxy.cfm.

As more fully described in this Proxy Statement, the purpose of the Annual Meeting is:

(i)

to elect two Class II Directors nominated by the Board of Directors, each to serve for a three-year term and until his successor has been duly elected and qualified or until his earlier resignation or removal,

(ii)

to approve, on a non-binding, advisory basis, the compensation of certain executive officers as more fully described in this Proxy Statement,

(iii)

to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018, and

(vi)

to consider and vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Proposal 1 relates solely to the election of two Class II Directors nominated by the Board of Directors and does not include any other matters relating to the election of Directors, including, without limitation, the election of Directors nominated by any shareholder of the Company.

Record Date and Voting Rights

Only shareholders of record at the close of business on March 23, 2018 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof. As of the Record Date, 58,684,629 shares of common stock, par value $0.001 per share, of the Company were issued and outstanding, and there were ten shareholders of record. The holders of the Company’s common stock are entitled to one vote per share on any proposal presented at the Annual Meeting.

If you are a shareholder of record, you may vote in one of the following three ways, whether or not you plan to attend the Annual Meeting:

•

by completing, signing and dating the accompanying proxy card and returning it in the postage-prepaid envelope enclosed for that purpose,

•

by completing your proxy using the toll-free telephone number listed on the proxy card, or

•

by completing your proxy on the internet at the address listed on the proxy card.

Votes made by phone or on the internet must be received by 11:59 p.m., Eastern Time, on May 15, 2018. If your shares of common stock are held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares of common stock voted.

If you attend the Annual Meeting, you may vote in person even if you have previously returned your proxy card or completed your proxy by phone or on the internet. Shareholders who plan to attend the Annual Meeting in person must present valid photo identification. Shareholders of record will be verified against an official list available at the registration area. If your shares are held in the name of a bank, broker or other holder of record, in addition to presenting a valid photo identification, you must also bring to the Annual Meeting your bank or brokerage statement evidencing your beneficial ownership of Insulet stock to gain admission to the meeting. We reserve the right to deny admittance to anyone who cannot show valid identification and sufficient proof of share ownership as of the close of business on March 23, 2018.

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Revocation of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by:

•

filing with the Secretary and General Counsel of the Company, before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the proxy being revoked,

•

properly casting a new vote via the internet or by telephone at any time up until 11:59 p.m., Eastern Time, on May 15, 2018,

•

duly completing a later-dated proxy relating to the same shares and delivering it to the Secretary and General Counsel of the Company before the taking of the vote at the Annual Meeting, or

•

attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy).

Any written notice of revocation or subsequent proxy should be sent so as to be delivered to Insulet Corporation, 600 Technology Park Drive, Suite 200, Billerica, Massachusetts 01821, Attention: Secretary and General Counsel, by May 15, 2018.

Quorum; Abstentions; Broker Non-Votes

The representation in person or by proxy of at least a majority of the outstanding shares of the Company’s common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business. Votes withheld from any nominee, abstentions and broker “non-votes” are counted as present or represented for purposes of determining the presence or absence of a quorum for the Annual Meeting. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner votes on one proposal but does not vote on another proposal because, with respect to such other proposal, the nominee does not have discretionary voting power and has not received instructions from the beneficial owner. Brokers who hold shares for the accounts of their clients have discretionary authority to vote shares if specific instructions are not given with respect to the ratification of the appointment Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. Brokers do not have discretionary authority to vote on: (i) the election of Directors, or (ii) the vote to approve, on a non-binding, advisory basis, the compensation of certain executive officers. We therefore encourage you to provide instructions to your broker regarding the voting of your shares.

Vote Required

For Proposal 1, the election of two Class II Directors, the nominees receiving the highest number of affirmative votes of the shares present, in person or represented by proxy, and entitled to vote on such matter at the Annual Meeting shall be elected as Directors. However, in accordance with the Company’s majority voting policy (as described in the section entitled “Policies Governing Director Nominations”), in the event that a nominee receives a greater number of “withhold” votes than votes “for” his election, such nominee shall tender his written resignation to the Lead Independent Director and such resignation will be considered by the Governance Committee and the Board of Directors. For Proposal 2, the approval, on a non-binding, advisory basis, of the compensation of certain executive officers, an affirmative vote of a majority of the shares present, in person or represented by proxy, and voting on such matter is required for approval. For Proposal 3, the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018, an affirmative vote of a majority of the shares present, in person or represented by proxy, and voting on such matter is required for approval. Broker “non-votes” and abstentions are not considered voted for purposes of any of these matters and have the effect of reducing the number of affirmative votes required to achieve a majority for the applicable matter by reducing the total number of shares from which a majority is calculated.

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Solicitation of Proxies

The cost of solicitation of proxies will be borne by the Company and, in addition to soliciting shareholders by mail through its regular employees, the Company may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have stock of the Company registered in the names of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs upon request. Solicitation by officers and employees of the Company may also be made of some shareholders in person or by mail, telephone, or e-mail following the original solicitation. Additionally, the Company has retained Innisfree M&A Incorporated to assist in the solicitation of proxies for the Annual Meeting. The estimated cost of such services is $15,000, plus out-of-pocket expenses.

Voting of Proxies

The persons named as attorneys-in-fact in the proxies, Patrick J. Sullivan and David Colleran, were selected by the Board of Directors and are officers of the Company. All properly executed proxies returned in time to be counted at the Annual Meeting will be voted by such persons at the Annual Meeting. Where a choice has been specified on the proxy with respect to the foregoing matters, the shares represented by the proxy will be voted in accordance with the specifications. If no such specifications are indicated, such proxies will be voted:

(i)

FOR the election of the Director nominees,

(ii)

FOR the approval, on a non-binding, advisory basis, of the compensation of certain executive officers, as more fully described in this Proxy Statement, and

(iii)

FOR the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

Other Business

Aside from:

(i)

the election of Directors,

(ii)

approval, on a non-binding, advisory basis, of the compensation of certain executive officers, and

(iii)

ratification of the appointment of Grant Thornton LLP,

the Board of Directors knows of no other matters to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote properly may be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys-in-fact in the proxies.

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Proposal 1

Election of Directors

The Company’s Board of Directors currently consists of eight members. The Company’s Certificate of Incorporation divides the Board of Directors into three classes. One class is elected each year for a term of three years. At this year’s Annual Meeting, the shareholders will elect the Class II Directors. The Class II Directors currently consist of John A. Fallon, M.D. and Timothy J. Scannell. Accordingly, the Board of Directors, upon the recommendation of the Governance Committee, has nominated:

•

John A. Fallon, M.D., and

•

Timothy J. Scannell.

The Governance Committee recommends that each of the above-listed nominees be elected to the Board of Directors as a Class II Director, to hold office until the Annual Meeting of Shareholders to be held in 2021, and until his successor has been duly elected and qualified or until his earlier death, resignation or removal.

Following the Annual Meeting, the Board of Directors will also be comprised of:

•

three Class I Directors (Sally Crawford, James C. Mullen and Michael R. Minogue), whose terms expire upon the election and qualification of Directors at the Annual Meeting of Shareholders to be held in 2020, and

•

three Class III Directors (Jessica Hopfield, Ph.D., David Lemoine and Patrick J. Sullivan), whose terms expire upon the election and qualification of Directors at the Annual Meeting of Shareholders to be held in 2019.

The Board of Directors knows of no reason why either of the nominees would be unable or unwilling to serve, but if either nominee should for any reason be unable or unwilling to serve, the proxies will be voted for the election of such other person for the office of Director as the Board of Directors may recommend in the place of such nominee. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named herein (or, in the circumstances described in the foregoing sentence, for such other person as the Board may recommend).

Vote Required for Approval

A quorum being present, the nominees receiving the highest number of affirmative votes of the shares present or represented by proxy and entitled to vote on such matter at the Annual Meeting shall be elected as Class II Directors. However, in accordance with the Company’s majority voting policy (as described in the section entitled “Policies Governing Director Nominations’’), in the event that a nominee receives a greater number of “withhold” votes than votes “for” his election, such nominee shall tender his written resignation to the Lead Independent Director and such resignation will be considered by the Governance Committee and the Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE TWO CLASS II NOMINEES LISTED BELOW.

The following table sets forth certain information concerning the nominees for election as Class II Directors at the Annual Meeting, and Insulet’s continuing Directors, based on information provided to the Company by each nominee and Director.

	Director Since	Independent
Class II nominees for election at the 2018 Annual Meeting — nominated to serve a term that expires in 2021
John A. Fallon, M.D.	2012	✔
Timothy J. Scannell	2014	✔
Class III continuing Directors — term expires in 2019
Jessica Hopfield, Ph.D.	2015	✔
David Lemoine	2016	✔
Patrick J. Sullivan	2014
Class I continuing Directors — term expires in 2020
Sally Crawford	2008	✔
Michael R. Minogue*	2017	✔
James C. Mullen*	2017	✔

*Messrs. Minogue and Mullen replaced Regina Sommer and Joseph Zakrzewski as Class I Directors upon the retirements of Ms. Sommer and Mr. Zakrzewski from the Board in August 2017.

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Board of Directors and Executive Officers

The following table sets forth certain information concerning our Directors and executive officers as of April 6, 2018. The biographies of each of the Director nominees and continuing Directors below contain information regarding: the individual’s service as a Director, business experience, director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Governance Committee and the Board of Directors to determine that the person should serve as a Director for the Company.

Name	Position
Patrick J. Sullivan	Chairman of the Board and Chief Executive Officer
Aiman Abdel-Malek, Ph.D.	Executive Vice President and Chief Technology Officer
Charles Alpuche	Executive Vice President and Chief Operations Officer
Eric Benjamin	Senior Vice President, R&D, New Product Development and Commercialization
Bret Christensen	Senior Vice President and Chief Commercial Officer
David Colleran	Senior Vice President, Secretary and General Counsel
Michael L. Levitz	Senior Vice President, Chief Financial Officer and Treasurer
Shacey Petrovic	President and Chief Operating Officer
Michael Spears	Senior Vice President, Quality and Regulatory Affairs
Brad Thomas	Executive Vice President, Human Resources and Organizational Development
Sally Crawford(2)(3)	Director
John A. Fallon, M.D.(3)	Director, Nominating, Governance and Risk Committee Chair
Jessica Hopfield, Ph.D.(1)(2)	Director, Lead Independent Director
David Lemoine(1)(3)	Director, Audit Committee Chair
Michael R. Minogue(1)	Director
James C. Mullen(2)	Director
Timothy J. Scannell(2)	Director, Compensation Committee Chair
(1) Member of the Audit Committee (2) Member of the Compensation Committee (3) Member of the Nominating, Governance and Risk Committee
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EXECUTIVE OFFICERS

Executive officers of the Company are elected by the Board of Directors on an annual basis and serve until their successors have been duly elected and qualified or until their earlier resignation or removal.

Patrick J. Sullivan

Age 66
Chairman of the Board and Chief Executive Officer
Joined Insulet in 2014

Mr. Sullivan has served as our Chairman of the Board and Chief Executive Officer since October 2016. From September 2014 to October 2016, Mr. Sullivan served as our President, Chief Executive Officer and Director. From 2008 to 2013, Mr. Sullivan served as Chairman and Chief Executive Officer of Constitution Medical Investors. From 2007 to 2008, Mr. Sullivan served as Executive Chairman of Hologic Corporation after its merger with Cytyc Corporation. From 1994 to 2007, Mr. Sullivan served as Cytyc Corporation’s Chairman, President and Chief Executive Officer. From 1991 to 1994, Mr. Sullivan served as Cytyc Corporation’s Vice President of Sales and Marketing. Prior to 1991, Mr. Sullivan was employed in marketing roles of increasing responsibility at Abbott Laboratories, a diversified healthcare company, and as a consultant with McKinsey & Company, an international consulting firm. Mr. Sullivan serves as a Director of PerkinElmer, Inc., a global leader focused on improving the health and safety of people and the environment. Mr. Sullivan holds a Bachelor of Science, with Distinction, from the United States Naval Academy and a Master of Business Administration, with Distinction, from Harvard Business School. Through his prior experience in various leadership positions, including a prior chairman of the board appointment, executive officer positions, and his current appointment to the board of Perkin Elmer, Inc., Mr. Sullivan brings a proven record of success and accomplishment to his role as Chairman of the Board.

Aiman Abdel-Malek, Ph.D.

Age 59
Executive Vice President and Chief Technology Officer
Joined Insulet in 2016

Dr. Abdel-Malek has served as our Executive Vice President and Chief Technology Officer since February 2018. From March 2016 to February 2018, Dr. Abdel-Malek served as our Senior Vice President, Advanced Technology and Engineering. From 2015 to 2016, Dr. Abdel-Malek served as President of Frictionless Life Analytics, Inc., a business development and technology advisory and consultancy company, enabling the growth of start-up ventures focused on Internet of Things (IoT) platforms and solutions. From 2012 to 2015, Dr. Abdel-Malek served as Vice President, Engineering of Qualcomm Life, Inc., a mobile healthcare solutions company. From 1988 to 2012, he held various roles at General Electric businesses, including General Manager - Global Services Technology at GE Healthcare. Dr. Abdel-Malek brings over 20 years of experience as a senior executive leading healthcare teams to develop profound technology breakthroughs that optimize services. Dr. Abdel-Malek holds a Bachelor of Science, Systems and

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Biomedical Engineering from Cairo University and a Ph.D. in Biomedical Engineering from the University of Southern California.

Charles Alpuche

Age 58
Executive Vice President and Chief Operations Officer
Joined Insulet in 2016

Mr. Alpuche has served as our Executive Vice President and Chief Operations Officer since February 2018. From February 2017 to February 2018, Mr. Alpuche served as our Executive Vice President, Global Manufacturing and Operations, and from February 2016 to February 2017, he served as our Senior Vice President, Global Manufacturing and Operations. From 2012 to February 2016, Mr. Alpuche served as an independent consultant for both domestic and international companies in the food, beverage and chemical industries. Previously, Mr. Alpuche spent thirty years at PepsiCo in leadership roles of increasing responsibility overseeing domestic and international plant operations. Earlier in his career at PepsiCo, he held a number of management roles in plant operations, product management and quality control. Most recently, he served as PepsiCo’s Senior Vice President of North America Beverages, and before that he held the position of Vice President and General Manager, Concentrate Operations, Asia and Americas. Mr. Alpuche holds a Bachelor of Science in Business Administration from Delaware Valley College and obtained an Executive Master of Science in Organizational Management from the University of Pennsylvania.

Eric Benjamin

Age 35
Senior Vice President, R&D, New Product Development and Commercialization
Joined Insulet in 2015

Mr. Benjamin has served as our Senior Vice President, R&D, New Product Development and Commercialization since February 2018. From February 2016 to January 2018, he served as Vice President, Procurement and Supplier Development, and from June 2015 to January 2016, Mr. Benjamin served as Director, Business Development. Prior to joining Insulet, from 2004 to 2012, Mr. Benjamin held roles of increasing responsibility spanning R&D, manufacturing and quality with Abbott Laboratories. From 2013 to 2015, Mr. Benjamin attended Harvard Business School’s MBA program, from which he graduated with High Distinction. Mr. Benjamin holds a Bachelor of Science in Industrial Engineering and Operations Research from the University of California, Berkeley, a Master of Engineering in Bioengineering from the University of California, San Diego, and a Master of Business Administration from Harvard Business School.

Bret Christensen

Age 47
Senior Vice President and Chief Commercial Officer
Joined Insulet in 2017

Mr. Christensen has served as our Senior Vice President and Chief Commercial Officer since May 2017. From August 2013 to May 2017, Mr. Christensen served as General Manager of Preventive Care of Myriad Genetics, Inc. From 2009 to July 2013, Mr. Christensen served as Vice President, Sales and Marketing of Hologic, Inc. Prior to 2009, Mr. Christensen held several leadership roles at Hologic Corporation, including District Sales Manager and Regional Business Director. Mr. Christensen earned a Bachelor of Science in Business Management from Utah Valley University and received a Master of Business Administration from the University of Utah.

David Colleran

Age 46
Senior Vice President, Secretary and General Counsel
Joined Insulet in 2015

Mr. Colleran has served as our Senior Vice President, Secretary and General Counsel since July 2015. From 2010 to 2015, Mr. Colleran served as Vice President and General Counsel for the Medical Supplies Sector of Covidien, which was acquired by Medtronic plc in 2015. From 2006 to 2010, he served as Senior Counsel and Assistant General Counsel of Covidien. From 2003 to 2006, he served as Corporate Counsel for Ocean Spray Cranberries, Inc., and from 1998 to 2002 he was a Corporate Associate in the Business and Technology Group at Choate, Hall & Stewart LLP. Mr. Colleran earned his Bachelor of Arts in Political Science from Boston College and his Juris Doctor from Boston College Law School.

Michael L. Levitz

Age 44
Senior Vice President, Chief Financial Officer and Treasurer
Joined Insulet in 2015

Mr. Levitz has served as our Senior Vice President and Chief Financial Officer since May 2015. From 2009 to May 2015, Mr. Levitz was the Senior Vice President, Chief Financial Officer and Treasurer of Analogic Corporation, a global provider of medical guidance, diagnostic imaging and threat detection equipment. From 2002 to 2009, he served in various capacities at Hologic, Inc. and Cytyc Corporation, which merged with Hologic in October 2007, including Vice President and Corporate Controller. Mr. Levitz began his career in the high technology audit practice at Arthur Andersen LLP, and held various financial positions with Neon Communications, Inc., a public telecommunications company. Mr. Levitz earned his Bachelor of Arts in Business Economics, with emphasis in Accounting, from the University of California Santa Barbara and is a certified public accountant.

Shacey Petrovic

Age 44
President and Chief Operating Officer
Joined Insulet in 2015

Ms. Petrovic has served as our President and Chief Operating Officer since October 2016. From February 2016 to October 2016, Ms. Petrovic served as our Executive Vice President and President, Diabetes Products, and from February 2015 to February 2016, she served as our Chief Commercial Officer. From 2013 to 2015, Ms. Petrovic served as President and Chief Executive Officer of Clinical Innovations, LLC, a developer and manufacturer of medical devices and diagnostics for women’s health. From 2000 to 2013, Ms. Petrovic served in a number of key roles at Hologic, Inc. and Cytyc Corporation, which merged with Hologic in October 2007, including Vice President and

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General Manager of Hologic’s GYN Surgical Products division, as well as various sales and marketing leadership roles in the U.S. and Europe. Ms. Petrovic earned her Bachelor of Science in Biology from the University of Wisconsin.

Michael Spears

Age 53
Senior Vice President, Quality and Regulatory Affairs
Joined Insulet in 2015

Mr. Spears has served as our Senior Vice President, Quality and Regulatory Affairs since February 2017. From July 2015 to February 2017, Mr. Spears served as our Senior Vice President, Quality, Regulatory and Clinical Affairs. From 2011 to 2015, Mr. Spears served as Vice President, Quality Assurance & Regulatory Affairs at Covidien, which was acquired by Medtronic in 2015. From 2006 to 2011, Mr. Spears served as Vice President, Quality Assurance at Covidien. From 1999 to 2006, he had several years of progressively broader assignments at Covidien, then known as Tyco Healthcare. Mr. Spears also served as a paralegal at two law firms over an 11-year period. He earned his Bachelor of Arts from the University of Tennessee and a Master of Business Administration from the University of South Carolina.

Brad Thomas

Age 60
Executive Vice President, Human Resources and Organizational Development
Joined Insulet in 2014

Mr. Thomas has served as our Executive Vice President, Human Resources and Organizational Development since November 2014. From 2008 to 2014, Mr. Thomas served as Chief Executive Officer of The HR Impact Group, supporting client company efforts to implement strategic business transformations and improve returns from their human resource organizations. These assignments included time as head of human resources for New York Life, Reader’s Digest and Guardian Life Insurance Corporation. Prior to 2008, Mr. Thomas served as Senior Vice President of Human Resources at Cytyc Corporation. Mr. Thomas has a broad background of global HR leadership experience at Citigroup, PepsiCo, and GE and served as a Captain in the United States Marine Corps. He has Type 1 Diabetes and took an interest in the Company after a very positive experience using the Omnipod System to help manage his diabetes over the last several years. Mr. Thomas is a graduate of the GE Human Resource Leadership Program, holds a Bachelor of Science in Business Administration from Villanova University and a Master of Business Administration from Virginia Polytechnic Institute.

❯

NON-EMPLOYEE DIRECTORS

Sally Crawford

Age 64
Director Since 2008
Committees: Compensation and Nominating, Governance and Risk

Ms. Crawford has served on our Board of Directors since 2008 and served as our Lead Independent Director from May 2009 to May 2013. Ms. Crawford served as Chief Operating Officer of Healthsource, Inc., a publicly-held managed care organization, from its founding in 1985 until 1997. During her tenure at Healthsource, she led the development of its operating systems and marketing strategies and supported strategic alliances with physicians, hospitals, insurers and other healthcare companies. Since 1997, Ms. Crawford has been a healthcare consultant. She serves on the Board of Directors of Hologic, Inc. and Prolacta Bioscience Inc. She also served on the Board of Directors of Exact Sciences Corporation from 1999 to 2015, Zalicus Inc. from 2007 to 2014, Universal American from 2008 to 2017, Chittenden Corporation from 1998 to 2008, and Cytyc Corporation (which merged with Hologic, Inc. in October 2007) from 1998 to 2007. Ms. Crawford earned a Bachelor of Arts from Smith College and a Master of Science from Boston University. Ms. Crawford brings experience as a board and committee member of public companies, a detailed understanding of the healthcare and managed care industries, which are directly relevant to our business, and the practical knowledge gained in her previous role as Chief Operating Officer of a publicly-held managed care organization.

John A. Fallon, M.D.

Age 70
Director Since 2012
Committees: Nominating, Governance and Risk (Chair)

Class II Nominee for Election at Annual Meeting

Dr. Fallon has served on our Board of Directors since October 2012 and was our Lead Independent Director from February 2015 to August 2016. He also serves on the Board of Directors of AMAG Pharmaceuticals, Collegium Pharmaceutical, Inc., and Exact Sciences Corporation, and he is the Chair of the Network in Excellence in Health Innovation (NEHI), a national not-for-profit organization focused on health policy. From 2004 through 2015, Dr. Fallon served as the Chief Physician Executive and Senior Vice President of Blue Cross Blue Shield of Massachusetts. From 2000 to 2004, he held the position of Chief Executive Officer for Clinical Affairs at the State University of New York Medical Center. In 1995, Dr. Fallon became a founding Trustee of Partners Community HealthCare Inc. (“PCHI”), the Physician Network for Partners HealthCare System founded by The Massachusetts General Hospital and The Brigham and Women’s Hospital, and in 1998 he went on to become Chairman of PCHI. Dr. Fallon also served as Founder, President and Chief Executive Officer of North Shore Health System, Chief Medical Executive, and later, Chief Executive Officer of Charter Professional Services Corporation, and first Chief Medical Officer for North Shore Medical Center. Dr. Fallon was a practicing internal medicine physician for more than 25 years and previously served on multiple healthcare boards and committees, including Temple University School of Medicine Board of Advisors, Editorial Board

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of American Journal of Medical Quality, and the Alliance for Health Care Improvement Board. He holds a Bachelor of Arts in Chemistry from College of the Holy Cross, a Doctor of Medicine from Tufts University School of Medicine, and a Master of Business Administration from University of South Florida. Dr. Fallon brings over 35 years of experience as a practicing physician and senior executive, and participation on numerous medical boards and committees in the health care industry.

Jessica Hopfield, Ph.D.

Lead Independent Director
Age 53
Director Since 2015
Committees: Audit and Compensation

Dr. Hopfield has served on our Board of Directors since July 2015 and as our Lead Independent Director since August 2016. In October 2015, Dr. Hopfield was appointed, and currently serves, as Chairperson of the Board of Trustees of the Joslin Diabetes Center, and she was recently appointed to the Board of Directors of Editas Medicine, Inc., a leading genome editing company developing genomic medicines to treat a broad class of diseases around the world. From 2013 to October 2015, Dr. Hopfield served as the Vice Chair of the Board of Trustees of the Joslin Diabetes Center. Dr. Hopfield is a distinguished healthcare executive and diabetes expert with over two decades of experience in the medical and healthcare fields. She is a strategic advisor and investor in start-up healthcare firms seeking to commercialize innovative intellectual property. From 1995 to 2009, Dr. Hopfield was a Partner at McKinsey & Company in their global pharmaceuticals and medical devices practice and she served clients across the pharmaceutical, biotech, medical device and consumer industries with a focus on strategy, R&D management and marketing. She also previously held management positions at Merck Sharp & Dohme Corp. in clinical development, outcomes research, and marketing. Dr. Hopfield earned a Bachelor of Science from Yale College, a Master of Business Administration from the Harvard Graduate School of Business Administration as a Baker Scholar, and a Doctor of Philosophy in Neuroscience/Biochemistry from The Rockefeller University. Dr. Hopfield brings proven experience in the diabetes field, along with vast executive and consulting experience in the healthcare, pharmaceutical, and medical device industries.

David Lemoine

Age 70
Director Since 2016
Committees: Audit (Chair)

Mr. Lemoine has served on our Board of Directors since February 2016. He also serves on the Board of Directors of The L.S. Starrett Company. From 1985 until his retirement in 2010, Mr. Lemoine held the position of Audit Partner at Deloitte & Touche LLP, a public accounting firm. From 1995 to 2000, he served as Deloitte’s Boston office Audit Partner-in-Charge. From 1985 to 1995, Mr. Lemoine served as Deloitte’s Managing Partner of their Worcester, Massachusetts location. From 1980 to 1985, he was Senior Vice President, Finance and Administration at Briox Technologies, Inc., a medical equipment manufacturer of home healthcare durable medical equipment. Mr. Lemoine was an Adjunct Professor at Boston College’s Carroll School of Management from 2008 to 2014, where he taught courses in Ethics and Accounting. He earned a Bachelor of Arts in Economics from Boston College and a Master of Science in Accounting from Northeastern University. He is a Certified Public Accountant and a member of the American Institute of Certified Public Accounts and the Massachusetts Society of CPAs. Mr. Lemoine has over 40 years of audit and finance experience and a deep knowledge of accounting, financial reporting and internal controls across a broad array of industries, including manufacturing, biotechnology, pharmaceutical, technology, and healthcare. Mr. Lemoine qualifies as an “audit committee financial expert” under the rules of the Securities and Exchange Commission (the “SEC”).

Michael R. Minogue

Age 51
Director Since 2017
Committees: Audit

Mr. Minogue has served on our Board of Directors since August 2017. Since 2004, Mr. Minogue has served as President and Chief Executive Officer of Abiomed, Inc., a global leader in healthcare technology and innovation, and was appointed Chairman in 2005. Prior to joining Abiomed, Inc., Mr. Minogue held several roles at General Electric, including Vice President and General Manager of Americas Sales and Marketing for GE Medical Systems Information Technology. Mr. Minogue currently serves on the Board of Directors of the Advanced Medical Technology Association (AdvaMed) and as Chair of the Board of Directors of the Medical Device Innovation Consortium, a public-private partnership with the medical device industry, government and nonprofits. Mr. Minogue serves as a Manager on the Board of Managers of Bioventus LLC, is the Chairman of the Governor’s Advisory Council on Veterans’ Services for the Commonwealth of Massachusetts and he is the Co-Founder and Chairman of the Mentoring Veterans Program (MVPvets), a nonprofit organization that helps military veterans network with industry mentors to discover career opportunities in the life sciences industries. Mr. Minogue served as an Infantry officer in the U.S. Army, receiving multiple distinctions, including a Bronze Star. He received a Bachelor of Science in Engineering Management from the United States Military Academy at West Point and a Master of Business Administration from the University of Chicago. Mr. Minogue brings distinguished senior executive leadership experience, as well as direct experience driving innovation and product development.

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James C. Mullen

Age 59
Director Since 2017
Committees: Compensation

Mr. Mullen has served on our Board of Directors since August 2017. On March 27, 2018, Mr. Mullen was appointed Chairman of the Board of Editas Medicine, Inc., a leading genome editing company developing genomic medicines to treat a broad class of diseases around the world. From 2011 to August 2017, Mr. Mullen served on the Board of Directors and as Chief Executive Officer of Patheon N.V., a leading global provider of pharmaceutical development and manufacturing services, which was acquired by Thermo Fisher Scientific Inc. in August 2017. Prior to joining Patheon, from 2000 to 2003, Mr. Mullen served as Chief Executive Officer and President at Biogen Inc., and from 2003 to 2010 as Chief Executive Officer and President of Biogen Idec, Inc., after Biogen Inc. and Idec Pharmaceuticals Corporation merged to form one of the world’s largest biotechnology companies. Prior to becoming Chief Executive Officer of Biogen Inc., Mr. Mullen held various operating positions at Biogen Inc., including Chief Operating Officer, Vice President, International, and Vice President, Operations. Mr. Mullen also held several key manufacturing and engineering positions at SmithKline Beecham prior to joining Biogen Inc. He previously served on the Board of Directors of Biogen Idec, Inc. and PerkinElmer, Inc. and also served as Chairman of the Biotechnology Innovation Organization. Mr. Mullen holds a Bachelor of Science in Chemical Engineering from Rensselaer Polytechnic Institute and a Master of Business Administration from Villanova University. Mr. Mullen has more than 30 years of industry leadership experience and has particular expertise in biotech manufacturing, engineering, sales, marketing, and mergers and acquisitions.

Timothy J. Scannell

Age 53
Director Since 2014
Committees: Compensation (Chair)

Class II Nominee for Election at Annual Meeting

Mr. Scannell has served on our Board of Directors since August 2014. Since 2009, Mr. Scannell has served as Group President of Medsurg & Neurotechnology at Stryker Corporation, a global leader in the medical technology industry, and oversees six of Stryker’s operating divisions in his role, including Instruments, Medical, Endoscopy, Neurovascular, CMF, and Sustainability Solutions. From 1990 to 2009, Mr. Scannell served in various roles at Stryker Corporation, including a range of sales and marketing leadership roles, Vice President and General Manager of its Biotech division and President of its Spine business. Mr. Scannell holds Bachelor of Science in Business Administration and Master of Business Administration degrees from the University of Notre Dame. Mr. Scannell brings extensive strategic, organizational, and operational skills and experience.

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Governance of the Company

Board of Directors

The business and affairs of the Company are managed under the direction of our Board of Directors. The Company’s Board of Directors currently consists of eight members. The Company’s Certificate of Incorporation divides the Board of Directors into three classes. One class is elected each year for a term of three years. The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating, Governance and Risk Committee. Each committee has a charter that has been approved by the Board of Directors. These charters are available in the Corporate Governance section of the Company’s website at http://www.insulet.com. Each committee reviews the appropriateness of its charter at least annually. Additional details concerning the role and structure of the Board of Directors are contained in the Board’s Corporate Governance Guidelines, which can be found in the Corporate Governance section of the Company’s website at http://www.insulet.com.

The members of the Company’s Board of Directors possess a wealth of executive leadership experience derived from their service as executives in many settings, including as chief executive officers or chief financial officers of comparable corporations. They also bring extensive board experience. The process undertaken by the Governance Committee in recommending qualified Director nominees is described below under “Policies Governing Director Nominations.” While the Governance Committee does not have a formal policy with respect to diversity, the Company, the Board of Directors and the Governance Committee believe that it is essential to have diversity on the Board of Directors. As a result, the Board of Directors and the Governance Committee may, and do, consider the diversity of background and experience of a Director nominee, such as diversity of knowledge, skills, experience, geographic location, age, gender, and ethnicity, in order to recruit an appropriate mix of knowledge, skills and experience for the needs of the Company’s business.

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INDEPENDENCE OF MEMBERS OF THE BOARD OF DIRECTORS

The Board of Directors and the Governance Committee have determined that each of the Company’s non-employee Directors (Sally Crawford, John A. Fallon, M.D., Jessica Hopfield, Ph.D., David Lemoine, Michael R. Minogue, James C. Mullen and Timothy J. Scannell) are independent within the meaning of the director independence standards of The NASDAQ Stock Market, Inc. (“NASDAQ”).

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BOARD LEADERSHIP STRUCTURE

The Board has designated Dr. Hopfield to serve as the Company’s Lead Independent Director. The Lead Independent Director is responsible for, among other things, coordinating with the Chairman of the Board and CEO on the creation of the agenda for each meeting, providing input regarding the materials provided to the Board of Directors in advance of each meeting, ensuring that topics at each meeting are effectively covered, chairing executive sessions of the Board of Directors, acting as the principal liaison between the independent Directors and management, and serving as the focal point for shareholder requests addressed to the independent Directors. The Board of Directors believes that having a Lead Independent Director ensures a greater role for the independent Directors in the oversight of the Company and active participation of the independent Directors in setting agendas and establishing priorities and procedures for the work of the Board of Directors.

The Company has designated its CEO, Patrick J. Sullivan, to serve as the Company’s Chairman of the Board. Pursuant to the Company’s By-Laws and Corporate Governance Guidelines, the Chairman of the Board is responsible for, among other things, presiding at annual and special meetings of the shareholders, receiving Board member resignation letters (except in the event of resignation under the Company’s majority voting policy, in which case resignation is given to the Lead Independent Director), calling special meetings, presiding at Board meetings, and executing certain contracts and/or instruments. The Board of Directors believes that the Board leadership structure enhances the relationship between the Company’s management team and the Board, promotes Board effectiveness and efficiency, and supports the CEO in driving the Company’s growth and objectives.

❯

EXECUTIVE SESSIONS OF INDEPENDENT DIRECTORS

Non-employee members of the Board of Directors meet without the employee Director(s) of the Company following most regularly scheduled in-person meetings of the Board of Directors and occasionally at specially called meetings arranged by the Lead Independent Director. These executive sessions include only those Directors who meet the independence requirements promulgated by NASDAQ, and Dr. Hopfield, as Lead Independent Director, is responsible for chairing these executive sessions.

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MEETING ATTENDANCE

The Board of Directors met eight times during the fiscal year ended December 31, 2017, and took action by unanimous written consent four times. Each of the Directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of all committees of the Board of Directors on which he or she served during the fiscal year ended December 31, 2017.

The Company’s policy is that all Directors are encouraged to attend the Company’s Annual Meeting of Shareholders. All of the Directors attended the Annual Meeting of Shareholders held in 2017, with the exception of Messrs. Minogue and Mullen, who had not yet been appointed to the Board.

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RISK OVERSIGHT

The Board of Directors is responsible for overseeing the Company’s risk assessment and management function, considering the Company’s major financial risk exposures and evaluating the steps that the Company’s management has taken to monitor and control such exposures. For example, the Board of Directors receives regular reports from senior management on areas of material risk to the Company, including operational, financial, legal, regulatory, and reputational risks. The Company believes that the leadership structure of the Board of Directors supports effective oversight of risk assessment and management.

CURRENT AUDIT COMMITTEE

Members: David Lemoine (Chair), Jessica Hopfield, Ph.D. and Michael R. Minogue

Roles and Responsibilities

The purpose of the Audit Committee is to, among other functions,

•

oversee the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements, and take, or recommend that the Board of Directors take, appropriate action to oversee the qualifications, independence and performance of the Company’s independent auditors, and

•

prepare the Audit Committee Report for inclusion in this and subsequent Proxy Statements in accordance with applicable rules and regulations.

The Board of Directors has determined that each member of the Audit Committee meets the independence and other requirements promulgated by NASDAQ and the SEC, including Rule 10A-3(b)(1) under the Exchange Act. In addition, the Board of Directors has determined that each member of the Audit Committee is financially literate and that David Lemoine qualifies as an “audit committee financial expert” under the rules of the SEC.

During 2017, Mr. Lemoine, Dr. Hopfield, Mr. Minogue, Regina Sommer and Joseph Zakrzewski served as members of the Audit Committee. Ms. Sommer and Mr. Zakrzewski were members of the Audit Committee until their respective retirements from the Board and the Audit Committee in August 2017.

The Audit Committee met nine times during 2017. The Audit Committee operates under a written charter adopted by the Board of Directors and reviewed by the Audit Committee on an annual basis, a current copy of which is available in the Corporate Governance section of the Company’s website at http://www.insulet.com.

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CURRENT COMPENSATION COMMITTEE

Members: Timothy J. Scannell (Chair), Sally Crawford, Jessica Hopfield, Ph.D. and James C. Mullen

Roles and Responsibilities

The purpose of the Compensation Committee is to, among other functions,

•

discharge the Board of Directors’ responsibilities relating to compensation of the Company’s Directors and executive officers,

•

oversee the Company’s overall compensation programs, and

•

prepare the Compensation Committee Report required to be included in this and subsequent Proxy Statements.

The Board of Directors has determined that each member of the Compensation Committee meets the independence requirements promulgated by NASDAQ. See the section entitled “Compensation Decision Making Process” in the Compensation Discussion and Analysis portion of this Proxy Statement for a more detailed description of the policies and procedures of the Compensation Committee.

The Compensation Committee met nine times during 2017, and took action by unanimous written consent three times. The Compensation Committee operates under a written charter adopted by the Board of Directors and reviewed by the Compensation Committee on an annual basis, a current copy of which is available in the Corporate Governance section of the Company’s website at http://www.insulet.com.

During 2017, Ms. Crawford, Mr. Mullen, Mr. Scannell and Joseph Zakrzewski served as members of the Compensation Committee. Mr. Zakrzewski was a member of the Compensation Committee until his retirement from the Board and the Compensation Committee in August 2017. Ms. Crawford was Chair of the Compensation Committee until August 2017, at which time the Board appointed Mr. Scannell as Chair of the Compensation Committee. No member of the Compensation Committee was an employee or former employee of the Company or any of its subsidiaries, or had any relationship with the Company requiring disclosure herein.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 2017, no executive officer of the Company served as: (i) a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the Compensation Committee of the Company, (ii) a director of another entity, one of whose executive officers served on the Compensation Committee of the Company, or (iii) a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a Director of the Company.

CURRENT NOMINATING, GOVERNANCE AND RISK COMMITTEE

Members: John A. Fallon, M.D. (Chair), Sally Crawford and David Lemoine

Roles and Responsibilities

The purpose of the Nominating, Governance and Risk Committee is to, among other functions,

•

identify individuals qualified to become Board members,

•

recommend that the Board of Directors selects the Director nominees for election at each annual meeting of shareholders,

•

periodically review and recommend to the Board of Directors any changes to its Corporate Governance Guidelines, and

•

discuss the guidelines and policies that govern the process by which the Company’s exposure to risk is assessed and managed by management.

The Board of Directors has determined that each member of the Nominating, Governance and Risk Committee meets the independence requirements promulgated by NASDAQ.

During 2017, Ms. Crawford, Dr. Fallon, Mr. Lemoine and Regina Sommer served as members of the Nominating, Governance and Risk Committee. Ms. Sommer was a member of the Nominating, Governance and Risk Committee until her retirement from the Board and the Nominating, Governance and Risk Committee in August 2017.

The Nominating, Governance and Risk Committee met ten times during 2017 and took action by unanimous written consent two times. The Nominating, Governance and Risk Committee operates under a written charter adopted by the Board of Directors and reviewed by the Nominating, Governance and Risk Committee on an annual basis, a current copy of which is available in the Corporate Governance section of the Company’s website at http://www.insulet.com.

As described below in the section entitled “Policies Governing Director Nominations,” the Nominating, Governance and Risk Committee will consider Director nominees recommended by shareholders. For more corporate governance information, you are invited to access the Corporate Governance section of the Company’s website available at http://www.insulet.com.

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Policies Governing Director Nominations

❯

MAJORITY VOTING POLICY FOR UNCONTESTED DIRECTOR ELECTIONS

The Company’s By-Laws provide for plurality voting in Director elections. In February 2012, the Board of Directors adopted a majority voting policy. Pursuant to the Company’s majority voting policy, in any uncontested election of Directors, any nominee for Director who receives a greater number of “withhold” votes than votes “for” his or her election must, within five days following the certification of the shareholder vote, tender his or her written resignation to the Lead Independent Director for consideration by the Governance Committee.

Any resignation tendered pursuant to the majority voting policy shall be effective on the earlier of (i) the date such resignation is accepted by the Board or (ii) the 61st day following the date of the shareholders’ meeting at which the election occurred, unless the Board chooses not to accept such resignation.

The Governance Committee will consider such tendered resignation and, within 30 days following the date of the shareholders’ meeting at which the election occurred, will make a recommendation to the Board concerning the acceptance or rejection of such resignation. In determining its recommendation to the Board, the Governance Committee will consider all factors deemed relevant by the members of the Governance Committee including, without limitation:

•

the stated and perceived reasons why shareholders withheld votes for election from such Director, in part as reflected in the reports issued by proxy advisory firms,

•

the length of service and qualifications of such Director,

•

the Director’s past and expected future contributions to the Board of Directors and any Committees of the Board on which he or she sits,

•

the overall composition of the Board and the Committees of the Board on which the Director sits,

•

whether acceptance of the Director’s resignation would cause the Company to fail to satisfy any regulatory requirements, and

•

whether acceptance of the resignation is in the best interest of the Company and its shareholders.

The Board will take formal action on the Governance Committee’s recommendation no later than 60 days following the date of the shareholders’ meeting at which the election occurred. In considering the Governance Committee’s recommendation, the Board will consider the information and factors considered by the Governance Committee and such additional information and factors as the Board deems relevant.

Within four business days following the Board’s decision on the Governance Committee’s recommendation, the Company will publicly disclose the Board’s decision in a Form 8-K, providing an explanation of the process by which the decision was reached and, if applicable, the reasons for rejecting the tendered resignation.

Any Director who is the subject of the evaluation described in this section will not participate in Governance Committee or Board deliberations or recommendations regarding the appropriateness of his or her continued service, except to respond to requests for information. If a majority of the members of the Governance Committee are subject to this evaluation process, then the independent Directors on the Board who are not subject to the evaluation will appoint a Board committee amongst themselves solely for the purpose of conducting the required evaluation. This special committee will make the recommendation to the Board otherwise required of the Governance Committee.

❯

DIRECTOR QUALIFICATIONS

The Governance Committee of the Board of Directors is responsible for reviewing with the Board of Directors from time to time the appropriate qualities, skills and characteristics desired of members of the Board of Directors in the context of the needs of the business and current make-up of the Board of Directors. The Governance Committee must be satisfied that each committee-recommended nominee shall have high personal and professional integrity, demonstrated exceptional ability and judgment, a broad experience base or an area of particular expertise or experience that is important to the long-term success of the Company, a background that is complementary to that of existing Directors so as to provide management and the Board with a diversity and freshness of views, a level of self-confidence and articulateness to participate effectively and cooperatively in Board discussions, the willingness and ability to devote the necessary time and effort to perform the duties and responsibilities of Board membership, and the experience and ability to bring informed, thoughtful and well-considered opinions for the benefit of all shareholders to the Board and management.

In addition to these minimum qualifications, the Governance Committee will recommend that the Board of Directors select persons for nomination to help ensure that a majority of the Board of Directors shall be “independent,” in accordance with the standards established by NASDAQ, that at least one member of the Audit Committee shall have such experience, education and other qualifications necessary to qualify as an “audit committee financial expert,” as defined by SEC rules, that the Audit Committee, the Compensation Committee and the Governance Committee each shall be comprised entirely of independent Directors, and that each member of the Audit Committee is able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement. Finally, in addition to any other standards the Governance Committee may deem appropriate for the overall structure and composition of the Board of Directors, the Governance Committee may consider whether a nominee has direct experience in the industry or in the markets in which the Company operates.

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❯

PROCESS FOR IDENTIFYING AND EVALUATING DIRECTOR NOMINEES

The Board of Directors is responsible for approving nominees to the Board. Generally, the Governance Committee identifies candidates for Director nominees in consultation with management, through the use of search firms or other advisors, through the recommendations submitted by members of the Board of Directors, shareholders, or through such other methods as the Governance Committee deems to be helpful to identify candidates. Once candidates have been identified, the Governance Committee will assess whether the candidates meet all of the minimum qualifications for Director nominees established by the Governance Committee. The Governance Committee may gather information about the candidates through interviews, detailed questionnaires, background checks or other means that the Governance Committee deems helpful in the evaluation process. The Governance Committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of the Board of Directors. Based on the results of the evaluation process, the Governance Committee recommends candidates to the Board of Directors for approval as nominees for election to the Board of Directors. The Governance Committee also recommends candidates to the Board of Directors for appointment to the Committees of the Board of Directors.

❯

PROCEDURES FOR RECOMMENDATION OF DIRECTOR NOMINEES BY SHAREHOLDERS

The Governance Committee will consider Director nominee candidates who are recommended by shareholders of the Company. Shareholders, in submitting recommendations to the Governance Committee for Director nominee candidates, must follow the following procedures:

1)

The Governance Committee must receive any such recommendation for nomination not less than 120 calendar days prior to the first anniversary of the date the Company’s Proxy Statement was released to shareholders in connection with the previous year’s Annual Meeting of Shareholders. All recommendations for nomination must be in writing and include the following:

•

name and address of record of the shareholder,

•

representation that the shareholder is a record holder of the Company’s securities, or if the shareholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b) (2) of the Securities Exchange Act of 1934, as amended,

•

name, age, business and residential addresses, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five full fiscal years of the proposed Director candidate,

•

description of the qualifications and background of the proposed Director candidate which addresses the minimum qualifications and other criteria approved by the Governance Committee from time to time and set forth in the Nominating, Governance and Risk Committee charter,

•

description of all arrangements or understandings between the shareholder and the proposed Director candidate,

•

consent of the proposed Director candidate (i) to be named in the Proxy Statement relating to the Company’s Annual Meeting of Shareholders, and (ii) to serve as a Director if elected at such annual meeting, and

•

other information regarding the proposed Director candidate that is required to be included in a Proxy Statement filed pursuant to SEC rules.

2)

Nominations must be sent to the attention of the Secretary and General Counsel of the Company by U.S. mail, courier or expedited delivery service to:

Insulet Corporation
600 Technology Park Drive, Suite 200
Billerica, Massachusetts 01821
Attn: Secretary and General Counsel

The Secretary and General Counsel of the Company will promptly forward any such nominations to the Governance Committee. As a requirement to being considered for nomination by the Company’s Board of Directors, a candidate must comply with the following minimum procedural requirements:

•

the candidate must undergo a comprehensive private investigation background check by a qualified company of the Company’s choosing, and

•

the candidate must complete a detailed questionnaire regarding his or her experience, background and independence.

Once the Governance Committee receives the nomination of a candidate, and the candidate has complied with the minimum procedural requirements set forth above, such candidacy will be evaluated and a recommendation with respect to such candidate will be delivered to the Board of Directors. These procedures for recommending a Director nominee to the Governance Committee are subject to the applicable provisions of the Company’s By-Laws, which are described in the “Shareholder Proposals” section of this Proxy Statement.

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Policy Governing Shareholder Communications with the Board of Directors

The Board of Directors provides every shareholder with the ability to communicate with the Board of Directors as a whole and with individual Directors on the Board of Directors through an established process for shareholder communication as follows:

For shareholder communications directed to the Board of Directors as a whole, shareholders may send such communications to the attention of the Secretary and General Counsel by U.S. mail, courier or expedited delivery service to:

Insulet Corporation
600 Technology Park Drive, Suite 200
Billerica, Massachusetts 01821
Attn: Secretary and General Counsel

For shareholder communications directed to an individual Director in his or her capacity as a member of the Board of Directors, shareholders may send such communications to the attention of the individual Director by U.S. mail, courier or expedited delivery service to:

Insulet Corporation
600 Technology Park Drive, Suite 200
Billerica, Massachusetts 01821
Attn: [Name of the Director]

The Company will forward any such shareholder communication to the Lead Independent Director, or to the Director to whom the communication is addressed, on a periodic basis. Such communications will be forwarded by certified U.S. mail, courier, expedited delivery service, or secure electronic transmission.

Policy Governing Stock Ownership

The Board of Directors has adopted a policy recommending that all Directors and executive officers own a significant equity interest in the Company’s common stock, subject to a phase-in period. The policy advises that Directors should own Company common stock with a value at least equal to three times their annual retainer. The Board recommends that the CEO owns Company common stock with a value at least equal to three times his base salary, and that the other executives own Company common stock with a value at least equal to their base salaries. Subject to the phase-in requirements, all of the Directors and executive officers are in compliance with this policy. Further information regarding this policy can be found on page 34 of the Compensation Discussion and Analysis portion of this Proxy Statement.

Policy Banning Hedging and Pledging

The Board of Directors has adopted Insider Trading Procedures which prohibit Directors and officers from:

•

engaging in any short sales of the Company’s securities,

•

buying or selling puts, calls or other derivative securities relating to any of the Company’s securities,

•

holding any Company securities on margin or collateralizing any brokerage account with any Company securities, or

•

pledging any Company securities as collateral for any loan, unless such transaction has been specifically pre-approved by the Compensation Committee.

Policy for Recoupment of Incentive Compensation

The Board of Directors has adopted a policy that provides that if the Company is required to restate any of its financial statements due to both (i) the material non-compliance of the Company with any financial reporting requirement, and (ii) misconduct of any executive officer of the Company (a “Covered Officer”), then the Compensation Committee may require any Covered Officer to repay to the Company that part of the cash bonus and long-term equity incentive compensation (“Incentive Compensation”) received by that Covered Officer during the one-year period preceding the publication of the restated financial statement that the Compensation Committee determines was in excess of the amount that such Covered Officer would have received had such Incentive Compensation been calculated based on the financial results reported in the restated financial statements.

The Compensation Committee may take into account any factors it deems reasonable in determining whether to seek recoupment of previously paid Incentive Compensation and how much compensation to recoup from any individual Covered Officer (which need not be the same amount or proportion for every Covered Officer), including any determination by the Compensation Committee regarding which Covered Officer engaged in misconduct or was responsible in whole or in part for the events that led to the financial restatement. The amount and form of the compensation to be recouped shall be determined by the Compensation Committee in its discretion, and recoupment of compensation paid as annual cash bonuses or long-term incentives may be made, in the Compensation Committee’s discretion, through cancellation of vested or unvested stock options, cancellation of unvested restricted stock units and/or cash repayment.

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Evaluation Program of the Board of Directors and its Committees

In order to maintain the Company’s governance standards, the Board of Directors, and each committee thereof, is required to undertake annually a formal self-evaluation process. As part of this process, the members of the Board of Directors, and each committee thereof, evaluate a number of competencies, including, but not limited to, its structure, roles, processes, composition, development, dynamics, effectiveness and involvement.

Policy Regarding Changes in Position

The Board has adopted a policy that requires Directors to notify the Governance Committee of any change in employment, election as a director of another company, assignment to the audit committee of another company or cessation of service as a director of another company. Upon notification to the Governance Committee, the Governance Committee and the Board will take such action as each deems necessary in connection with such changes in an effort to maintain a Board that consists of members whose present and past business experience, qualifications, attributes and skills satisfy the qualifications for Directors as determined by the Governance Committee.

Code of Ethics

The Company has adopted a “code of ethics,” as defined by regulations promulgated under the Securities Act of 1933, as amended, that applies to all of the Company’s Directors and employees worldwide, including its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the Code of Business Conduct and Ethics is available in the Investor Relations section of the Company’s website at http://www.insulet.com. A copy of the Code of Business Conduct and Ethics may also be obtained, free of charge, from the Company upon a request directed to: Insulet Corporation, 600 Technology Park Drive, Suite 200, Billerica, Massachusetts 01821, Attention: Secretary and General Counsel. The Company intends to disclose any amendment to, or waiver of, a provision of the Code of Business Conduct and Ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, by posting such information on its website at http://www.insulet.com.

For more corporate governance information, you are invited to access the Investor Relations section of the Company’s website available at http://www.insulet.com.

Related Party Transactions

❯

POLICIES AND PROCEDURES WITH RESPECT TO RELATED PARTY TRANSACTIONS

In accordance with its written charter, the Audit Committee conducts an appropriate review of all related party transactions for potential conflict of interest situations on an ongoing basis, and the approval of the Audit Committee is required for all related party transactions.

The term “related party transaction” refers to transactions required to be disclosed in our filings with the SEC pursuant to Item 404 of Regulation S-K.

❯

TRANSACTIONS WITH RELATED PERSONS

There were no related party transactions in the fiscal year ended December 31, 2017.

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Security Ownership of Certain Beneficial Owners and Management

The following table and accompanying notes provide information about the beneficial ownership of Insulet common stock by: (i) each shareholder known by us to be the beneficial owner of more than 5% of Insulet common stock, (ii) each of our NEOs (listed in the Summary Compensation Table), (iii) each of our Directors and nominees for Director, and (iv) all of our Directors and executive officers as a group. Except as otherwise noted, the persons identified have sole voting and investment power with respect to the shares of Insulet common stock beneficially owned. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to the shares. Except as otherwise noted, the information below is based upon 58,684,629 shares of the Company’s common stock outstanding as of March 23, 2018.

Name and Address(1)	Number of Shares Beneficially Owned	Percentage
Named Executive Officers (as of March 23, 2018)%
Patrick J. Sullivan(2)	1,271,641	2.2
Charles Alpuche(3)	51,255	*
Michael L. Levitz(4)	115,103	*
Shacey Petrovic(5)	164,474	*
Brad Thomas(6)	126,663	*
Directors (as of March 23, 2018)
Sally Crawford(7)	52,906	*
John A. Fallon, M.D.(8)	56,906	*
Jessica Hopfield, Ph.D.(9)	31,078	*
David Lemoine(10)	23,265	*
Michael R. Minogue(11)	–	–
James C. Mullen(12)	2,500	*
Timothy J. Scannell(13)	36,907	*
All Directors and executive officers as a group (17 persons)(14)	2,106,136	3.6
More Than 5% Holders (as of December 31, 2017)%
BlackRock, Inc.(15)	3,881,915	6.7
Capital Research Global Investors(16)	5,693,900	9.7
FMR LLC(17)	8,677,629	14.89
PRIMECAP Management Company(18)	4,953,672	8.51
The Vanguard Group, Inc.(19)	4,828,146	8.29
Wellington Management Group LLP(20)	4,777,627	8.21
*

Represents less than 1% of the outstanding shares of the Company’s common stock.

(1)

Unless otherwise indicated, the address of each shareholder is c/o Insulet Corporation, 600 Technology Park Drive, Suite 200, Billerica, Massachusetts 01821.

(2)

Includes 1,003,396 shares of the Company’s common stock issuable upon the exercise of options exercisable on or within 60 days after March 23, 2018, 0 shares of the Company’s common stock issuable upon settlement of restricted stock units that will vest within 60 days of March 23, 2018, and 15,216 shares of the Company’s common stock issuable upon settlement of performance share units that will vest within 60 days of March 23, 2018.

(3)

Includes 34,380 shares of the Company’s common stock issuable upon the exercise of options exercisable on or within 60 days after March 23, 2018, 0 shares of the Company’s common stock issuable upon settlement of restricted stock units or performance share units that will vest within 60 days of March 23, 2018.

(4)

Includes 65,210 shares of the Company’s common stock issuable upon the exercise of options exercisable on or within 60 days after March 23, 2018, 14,343 shares of the Company’s common stock issuable upon settlement of restricted stock units that will vest within 60 days of March 23, 2018, and 0 shares of the Company’s common stock issuable upon settlement of performance share units that will vest within 60 days of March 23, 2018.

(5)

Includes 108,847 shares of the Company’s common stock issuable upon the exercise of options exercisable on or within 60 days after March 23, 2018, 0 shares of the Company’s common stock issuable upon settlement of restricted stock units that will vest within 60 days of March 23, 2018, and 2,271 shares of the Company’s common stock issuable upon settlement of performance share units that will vest within 60 days of March 23, 2018.

(6)

Includes 78,442 shares of the Company’s common stock issuable upon the exercise of options exercisable on or within 60 days after March 23, 2018, 0 shares of the Company’s common stock issuable upon settlement of restricted stock units that will vest within 60 days of March 23, 2018, and 2,271 shares of the Company’s common stock issuable upon settlement of performance share units that will vest within 60 days of March 23, 2018.

(7)

Includes 28,347 shares of the Company’s common stock issuable upon the exercise of options exercisable on or within 60 days after March 23, 2018, and 3,720 shares of the Company’s common stock issuable upon settlement of restricted stock units that will vest within 60 days of March 23, 2018.

(8)

Includes 47,347 shares of the Company’s common stock issuable upon the exercise of options exercisable on or within 60 days after March 23, 2018, and 3,720 shares of the Company’s common stock issuable upon settlement of restricted stock units that will vest within 60 days of March 23, 2018.

(9)

Includes 14,543 shares of the Company’s common stock issuable upon the exercise of options exercisable on or within 60 days after March 23, 2018, and 2,709 shares of the Company’s common stock issuable upon settlement of restricted stock units that will vest within 60 days of March 23, 2018.

(10)

Includes 15,386 shares of the Company’s common stock issuable upon the exercise of options exercisable on or within 60 days after March 23, 2018, and 2,709 shares of the Company’s common stock issuable upon settlement of restricted stock units that will vest within 60 days of March 23, 2018.

(11)

Mr. Minogue was appointed to the Board in August, 2017. He does not have any shares of the Company’s common stock issuable upon the exercise of options exercisable or the settlement of restricted stock units within 60 days of March 23, 2018, and he has no beneficial ownership of the Company’s common stock.

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(12)

Mr. Mullen was appointed to the Board in August, 2017. He does not have any shares of the Company’s common stock issuable upon the exercise of options exercisable or the settlement of restricted stock units within 60 days of March 23, 2018.

(13)

Includes 18,267 shares of the Company’s common stock issuable upon the exercise of options exercisable on or within 60 days after March 23, 2018, and 3,720 shares of the Company’s common stock issuable upon settlement of restricted stock units that will vest within 60 days of March 23, 2018.

(14)

Includes an aggregate of 1,512,638 shares of the Company’s common stock issuable upon the exercise of options exercisable on or within 60 days after March 23, 2018, and an aggregate of 61,694 shares of the Company’s common stock issuable upon settlement of restricted stock units and performance share units that will vest within 60 days of March 23, 2018. See also notes (2) - (13) above.

(15)

Information regarding BlackRock, Inc. is based solely upon Amendment No. 6 to Schedule 13G filed by BlackRock, Inc. with the SEC on February 8, 2018. Amendment No. 6 to Schedule 13G provides that as of December 31, 2017, BlackRock, Inc. has sole voting power with respect to 3,758,839 shares of the Company’s common stock and no shared voting power and sole dispositive power with respect to 3,881,915 shares of the Company’s common stock and no shared dispositive power. The address for BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055.

(16)

Information regarding Capital Research Global Investors is based solely upon Amendment No. 2 to Schedule 13G filed by Capital Research Global Investors with the SEC on February 14, 2018. Amendment No. 2 to Schedule 13G provides that as of December 29, 2017, Capital Research Global Investors has sole voting power with respect to 5,693,900 shares of the Company’s common stock and no shared voting power and sole dispositive power with respect to shares of the Company’s common stock and no shared dispositive power. The address for Capital Research Global Investors is 333 South Hope Street, Los Angeles, CA 90071.

(17)

Information regarding FMR LLC and Abigail P. Johnson is based solely upon Amendment No. 2 to Schedule 13G jointly filed by FMR LLC and Abigail P. Johnson (collectively, “Fidelity”) with the Securities and Exchange Commission on February 13, 2018. Amendment No. 2 to Schedule 13G provides that as of December 29, 2017, Fidelity, together with certain of its subsidiaries and affiliates, is the beneficial owner of 8,677,629 shares of the Company’s Common Stock. Members of the Johnson family, including Abigail P. Johnson, Director, Chairman, and Chief Executive Officer of FMR, LLC, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Amendment No. 2 to Schedule 13G provides that as of December 29, 2017, FMR LLC and Abigail P. Johnson have sole voting power with respect to 1,331,539 shares of the Company’s common stock and no shared voting power and sole dispositive power with respect to 8,677,629 shares of the Company’s common stock and no shared dispositive power. Neither FMR LLC, nor Abigail P. Johnson, has the sole power to vote or direct the voting of the shares owned directly by the various Fidelity funds, which power resides with the funds’ Boards of Trustees. Fidelity Management & Research Company carries out the voting of the shares under written guidelines established by the funds’ Boards of Trustees. The address of FMR LLC and Abigail P. Johnson is 245 Summer Street, Boston, Massachusetts 02210.

(18)

Information regarding PRIMECAP Management Company is based solely upon Amendment No. 3 to Schedule 13G filed by PRIMECAP Management Company with the SEC on February 27, 2018. Amendment No. 3 to Schedule 13G provides that as of December 31, 2017, PRIMECAP Management Company has sole voting power with respect to 4,579,477 shares of the Company’s common stock and no shared voting power and sole dispositive power with respect to 4,953,672 shares of the Company’s common stock and no shared dispositive power. The address for PRIMECAP Management Company is 177 E. Colorado Boulevard, 11th Floor, Pasadena, CA 91105.

(19)

Information regarding The Vanguard Group, Inc. is based solely upon Amendment No. 5 to Schedule 13G filed by The Vanguard Group, Inc. with the SEC on February 9, 2018. Amendment No. 5 to Schedule 13G provides that as of December 31, 2017, The Vanguard Group, Inc. has sole voting power with respect to 112,797 shares of the Company’s common stock and shared voting power with respect to 8,844 shares of the Company’s common stock and sole dispositive power with respect to 4,710,961 shares of the Company’s common stock and shared dispositive power with respect to 117,185 shares of the Company’s common stock. The address for The Vanguard Group, Inc. is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

(20)

Information regarding Wellington Management Group LLP, Wellington Group Holdings LLP, Wellington Investment Advisors Holdings LLP and Wellington Management Company LLP is based solely upon Amendment No. 7 to Schedule 13G jointly filed by Wellington Management Group LLP, Wellington Group Holdings LLP, Wellington Investment Advisors Holdings LLP and Wellington Management Company LLP (collectively, “Wellington Management”) with the SEC on February 8, 2018. Amendment No. 7 to Schedule 13G provides that as of December 29, 2017, Wellington Management, together with certain of its subsidiaries and affiliates, is the beneficial owner of 4,777,627 shares of the Company’s common stock. Wellington Management Group LLP, Wellington Group Holdings LLP, Wellington Investment Advisors Holdings LLP and Wellington Management Company LLP are investment advisors. Amendment No. 7 to Schedule 13G provides that as of December 29, 2017, Wellington Management Group LLP has no sole voting power and shared voting power with respect to 3,194,270 shares of the Company’s common stock and no sole dispositive power and shared dispositive power with respect to 4,777,627 shares of the Company’s common stock; Wellington Group Holdings LLP has no sole voting power and shared voting power with respect to 3,194,270 shares of the Company’s common stock and no sole dispositive power and shared dispositive power with respect to 4,777,627 shares of the Company’s common stock; Wellington Investment Advisors Holdings LLP has no sole voting power and shared voting power with respect to 3,194,270 shares of the Company’s common stock and no sole dispositive power and shared dispositive power with respect to 4,777,627 shares of the Company’s common stock; and Wellington Management Company LLP has no sole voting power and shared voting power with respect to 3,145,836 shares of the Company’s common stock and no sole dispositive power and shared dispositive power with respect to 4,611,328 shares of the Company’s common stock. The address of Wellington Management Group LLP, Wellington Group Holdings LLP, Wellington Investment Advisors Holdings LLP and Wellington Management Company LLP is c/o Wellington Management Company LLP, 280 Congress Street, Boston, Massachusetts 02210.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s Directors, executive officers and holders of more than 10% of the Company’s common stock (collectively, “Reporting Persons”) to file with the SEC initial reports of ownership and reports of changes in ownership of common stock of the Company. Such persons are required by regulations of the SEC to furnish the Company with copies of all such filings. Based on its review of the copies of such filings received by it from January 1, 2017 to the present, the Company believes that no Reporting Person filed a late report during the most recent fiscal year.

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Compensation Discussion and Analysis

Our Compensation Discussion and Analysis (“CD&A”) covers the following topics in detail, with the goal of providing shareholders with a complete understanding of our 2017 executive compensation programs.

Table of Contents

Executive Summary	23
Compensation Strategy and Philosophy	26
Compensation Decision Making Process	27
Compensation Elements and Actions	28
Compensation Governance	34
Compensation Committee Report	35

Executive Summary

❯

NAMED EXECUTIVE OFFICERS

In accordance with SEC disclosure requirements, the Company’s Named Executive Officers (“NEOs”) as of December 31, 2017 were:

NEO and Title – As of December 31, 2017		Hire Date
Patrick J. Sullivan	Chairman of the Board and Chief Executive Officer	September 17, 2014
Michael L. Levitz	Senior Vice President, Chief Financial Officer and Treasurer	May 4, 2015
Shacey Petrovic	President and Chief Operating Officer	February 9, 2015
Charles Alpuche	Executive Vice President, Global Manufacturing and Operations	February 3, 2016
Brad Thomas	Executive Vice President, Human Resources and Organizational Development	November 5, 2014

Executive Talent Acquisition Strategy Supports Strong Business Performance

Insulet’s executive talent acquisition strategy is designed to attract and retain leaders that possess the experience, track record, and commitment to deliver superior business results. The current management team was assembled using a rigorous and highly selective recruitment process. This team has extensive functional expertise that aligns with our ambitions for long-term growth and profitability. As illustrated below, the team has delivered strong multi-year performance.

❯

2017 BUSINESS HIGHLIGHTS

Building off of a successful year in 2016, Insulet’s financial performance in 2017 was exceptional, driving a significant increase in shareholder value. The Company made substantial progress against many strategic, commercial and operational initiatives. The following information illustrates this progress:

Revenue and Gross Margin Results:

Full-year revenue was $463.8 million, a 26% increase over 2016. Full-year gross margin increased 230 basis points to 59.8% from 57.5% in 2016. The Company has continued on a strong growth trajectory since 2015, with revenue growing at a compound annual growth rate (CAGR) of 33% and an increase in gross margin of over 900 basis points, as shown below:

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Select Achievements:

Commercial Execution and Growth:

✔

Achieved year-over-year revenue growth of 26%, driven by growth across all product lines:

• U.S. Omnipod	18%
• International Omnipod	67%
• Drug Delivery	11%
✔

Increased worldwide Omnipod customer base by more than 30%

✔

Expanded U.S. market access through Medicare, Medicaid, Managed Medicaid plans and commercial pharmacy coverage

✔

Continued strong Omnipod adoption in existing and newer international markets, such as France

Operating Effectiveness:

✔

Achieved gross margin of 59.8%, up 230 basis points from 2016, while continuing to invest in building core capabilities

✔

Made significant improvements throughout our manufacturing and supply chain, increasing daily production volume and reducing scrap while maintaining product quality

Building for Long-Term Growth:

In 2017 and early 2018, Insulet delivered substantive advancements against multiple strategic initiatives.

Expansion of U.S. Market Access	Growth in International Distribution	Advancements in Innovation	Excellence in Operations

• Obtained CMS guidance in early January 2018 clarifying Medicare Part D Plan Sponsors may provide Part D Prescription Drug Coverage for products such as the Omnipod System

• Improved service and cost for patients, physicians, and payers through pharmacy channel access

• Provided access pathway to additional one-third of the U.S. market through Medicare and Medicaid coverage

• Established Insulet European headquarters to assume direct distribution and commercial operations for Omnipod across Europe on July 1, 2018

• Recruited European Leadership Team

• Drove significant growth (approx. 60%) in international customer base

• Submitted 510(k) to FDA in early January 2018 for next generation mobile platform, Omnipod DASHTM

• Published multiple clinical research studies of the Omnipod HorizonTM Automated Glucose Control System

• Expanded San Diego Innovation Technology Center to drive mobile, software and cloud-based innovation

• Ranked #4 on Forbes list of World’s Most Innovative Growth Companies

• Broke ground on new state-of- the-art U.S. manufacturing facility and worldwide headquarters in Acton, MA

• Designed and began build-out of highly automated manufacturing equipment

• Drove significant improvements in supply chain and manufacturing operations

Impact on Shareholder Value Creation:

The exceptional business results highlighted above resulted in significant share price appreciation with growth in market capitalization.

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❯

SUMMARY OF RESULTING PERFORMANCE-BASED COMPENSATION ACHIEVEMENT

Executive incentives distributed to our NEOs were directly aligned with business results, shareholder returns, and our pay-for-performance philosophy. A summary of incentive plan results follows. Further descriptions of the plans are provided in the section entitled “Compensation Elements and Actions” on pages 28-34.

2017 Annual Cash Performance Incentive Plan	Metric	Weight		Target*	Achievement	% of Target Funded
Corporate Financial Component Funding	Revenue		75%	$435	$463.8	200%
	Adjusted EBIT	**	25%	$(1.6)	$6.4	173%
	Total		100%			193%
* Dollars in Millions ** Adjusted EBIT result shown is adjusted based upon the exclusion of certain pre-determined items and events, as approved by the Compensation Committee.

Our 2017 annual cash performance incentive plan metrics focused on commercial growth and profitability. 80% of NEO target incentive was based on a combination of revenue and adjusted earnings before interest and taxes (“EBIT”). The remaining 20% focused on strategic goals for each NEO.

2016 Long-Term Performance Incentive Plan	Metric	Weight	Target	Achievement	% of Target Delivered
Performance-Based Restricted Stock Units (PRSUs)	2-year cumulative revenue	100%	$750	$831	200%

The two-year performance period for the 2016 PRSU awards concluded on December 31, 2017, and the Compensation Committee (the “Committee”) determined that the performance exceeded the targets. A portion of the awards remains subject to continued service-based vesting. The Committee selected revenue as the key metric to reinforce the importance of “top line” revenue growth. The Company’s revenue grew at a CAGR of 33% over the performance period, outperforming our established revenue targets.

❯

THE ROLE OF SAY ON PAY VOTES AND SHAREHOLDER OUTREACH

Each year, the Company holds an annual advisory, non-binding vote on executive compensation (a “Say on Pay” proposal), and subsequently evaluates the results. At our 2017 Annual Meeting of Shareholders, our Say on Pay proposal was supported by 90% of the votes cast. The Committee subsequently evaluated these results during 2017, and believes that the vote results affirm shareholders’ overall support for the Committee’s approach to executive compensation.

In addition, we completed our third consecutive year of significant shareholder outreach in 2017, engaging in discussion with investors representing approximately 66% of our outstanding shares. In 2017, outreach discussions were offered to our 20 largest non-affiliate shareholders. Several of these shareholders either responded that they did not have concerns with the Company’s current pay practices or did not respond to our request for a discussion. We were able to engage in discussions with 11 shareholders, including 7 of our 10 largest shareholders. For these discussions, management was represented by our Executive Vice President, Human Resources and Organizational Development and our Vice President, Investor Relations. The following is a summary of the most common feedback and actions taken by the Committee in response:	Engagement with investors representing 66% of outstanding shares

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Areas of Feedback	Key Messages from Shareholders	Actions Taken
Short- and Long-Term Incentive Performance Metrics and Measurement Period
•

Focus on growth; use of revenue as a driver in incentive compensation is reasonable and appropriate given the Company’s profile

•

Over time, consider broadening metrics to reflect pathway to profitability

•

Extend duration of PRSU metrics to reflect longer-term performance

•

We have continued to focus on revenue as a key component of our short- and long-term incentive metrics

–

Gross profit was added as a metric in our PRSUs in 2017

–

Adjusted EBIT is used as a short-term incentive metric

•

PRSU terms evolved to extend the measurement period and expand metrics in direct response to shareholder feedback:

–

2015 PRSUs: one-year measurement period, revenue metric

–

2016 PRSUs: two-year measurement period, revenue metric

–

2017 & 2018 PRSUs: three-year measurement period, revenue and gross profit metrics

•

We will continue to evolve our incentive plan metrics to reflect our business strategy and shareholder feedback

Leveraging performance-based equity	• Expand use of performance-based equity in pay mix
•

We continue to increase the leverage of PRSUs in our equity mix

•

For the CEO, we have increased PRSUs as a % of the total annual grant each year:

2018 Annual grant                                       60%

2017 One-time grant                                 100%

2017 Annual grant                                     ~50%

2015 & 2016 Annual grants                      ~40%

•

For the President and Chief Operating Officer (“COO”), PRSUs represented 60% of the annual grant in 2018, increased from 40% in 2017 and 15% in 2016

CEO retention	• Universal positive feedback supporting the CEO and the improvements in business performance under his leadership • Focus on leadership continuity and development
•

Awarded the CEO a one-time long-term award comprised of 100% PRSUs with performance metrics related to the Company’s achievement of direct operations and revenue in Europe and the successful start-up of U.S. manufacturing

•

The CEO’s 2017 goals included succession planning and leadership development

❯

KEY COMPENSATION GOVERNANCE ATTRIBUTES

Insulet has incorporated a number of compensation governance best practices over time.

What We Do	What We Don’t Do
✔ Solicit shareholder feedback on our program	✗ No employment agreements below the CEO
✔ Use performance-contingent equity	✗ No excise tax gross up provisions
✔ Set robust stock ownership guidelines	✗ No defined pension benefit programs
✔ Have “double trigger” change-in-control benefits	✗ No executive perquisites
✔ Maintain a policy on clawbacks	✗ No cash severance in excess of 2x salary and bonus
✔ Include caps on annual incentive payments	✗ No hedging or pledging of Company securities
✔ Use multiple financial and strategic measures to determine incentive payouts
✔ Engage independent advisors
✔ Conduct an annual risk assessment

Compensation Strategy and Philosophy

Our compensation strategy and philosophy are directly aligned with our goal of delivering consistent growth in shareholder value

•

Exceptional talent is needed to realize significant market opportunity and to drive long-term sustainable growth

•

Fundamental belief that high-caliber talent has a profound impact on business results

•

Highly competitive compensation needed to attract and retain proven talent

•

A significant emphasis on pay-for-performance, utilizing performance-based variable compensation programs

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Our programs are designed to attract, motivate and retain the talent necessary to achieve our long term strategic objectives. We consider “pay-for-performance” as an over-arching design principle across our compensation programs. As a result, the majority of NEO compensation is performance-based.

We strive to set our overall total target direct compensation at a competitive level. Individual NEO’s may be compensated below or above the median of the market based on factors such as experience, performance, scope of position, internal equity, and the competitive demand for proven talent. Our programs are also designed to provide the necessary flexibility to address individual circumstances that may arise during the executive recruiting process.

Compensation Decision Making Process

A well-designed, implemented, and communicated executive compensation program is important to the success of our Company. As such, the Committee, with advisors and management where appropriate, works throughout the year to monitor the effectiveness of the program design. To ensure the process is robust and effective, each group has a specific role in the process.

❯

COMPENSATION COMMITTEE

The Compensation Committee is responsible for the oversight of compensation and benefits for our NEOs and all four members of the Committee are independent. The Committee’s primary objective is to design and administer an executive compensation program that is:

•

aligned with our business and talent acquisition strategy,

•

consistent with our compensation strategy, philosophy, and objectives, and

•

informed by market practices, investor views, and other relevant factors.

The Committee reviews compensation levels and makes all final compensation decisions for our CEO and all NEOs. Details of the Committee’s authority and responsibilities are specified in the Committee’s charter, which is available in the Corporate Governance section of the Company’s website at http://www.insulet.com.

❯

MANAGEMENT

The CEO provides input and recommendations regarding compensation of NEOs, other than himself, to the Compensation Committee. Where appropriate, the President and Chief Operating Officer, Executive Vice President, Human Resources and Organizational Development, Senior Vice President, Chief Financial Officer and Treasurer, and Senior Vice President, Secretary and General Counsel, will provide information, context, or proposed recommendations regarding program design to the Committee. All final decisions affecting NEO compensation are made by the Committee, in its sole discretion, and outside of the presence of any impacted NEOs.

❯

INDEPENDENT COMPENSATION CONSULTANT

The Compensation Committee retains an independent compensation consultant to assist it in structuring the Company’s compensation programs and in its deliberations. The Committee has sole authority to engage and retain the independent consultant, and directly oversees the work and the compensation of the consultant.

Pearl Meyer & Partners, LLC (“Pearl Meyer”), an independent executive compensation consulting firm, was the Committee’s independent consultant for 2017. Pearl Meyer’s role was to assist the Committee in reviewing our executive compensation programs and practices from a market perspective, and to provide opinion and guidance with respect to proposed actions or changes.

❯

MARKET FACTORS CONSIDERED

Peer Group

Pearl Meyer was engaged by the Compensation Committee to develop a group of peer companies for use as a point of comparison in benchmarking compensation for executive positions. Data compiled from this peer group was used as a baseline reference by the Committee to assist it in establishing and assessing target executive compensation levels.

Companies included in the peer group were identified and recommended by Pearl Meyer based on quantitative and qualitative factors, including industry comparability, annual revenue, market capitalization, number of employees, business focus and corporate strategy, as well as overlap with companies where Insulet was identified as a member of their executive compensation peer group(s). The size criterion used in the Pearl Meyer review were approximately 0.4 times to 2.5 times Insulet’s revenue and 0.33 times to 3.0 times Insulet’s market capitalization.

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We consider these companies to be peers of Insulet solely for executive compensation comparison purposes for 2017.

2017 Peer Group*
Abaxis, Inc.	Globus Medical, Inc.
ABIOMED, Inc.	Haemonetics Corporation
Align Technology, Inc.	Heartware International, Inc.
Analogic Corporation	ICU Medical, Inc.
Cantel Medical Corporation	Masimo Corporation
CONMED Corporation	Natus Medical, Inc.
DexCom, Inc.	NuVasive, Inc.
Endologix, Inc.	Nxstage Medical, Inc.
Genomic Health, Inc.	Wright Medical Group N.V.
*

The sole change from the 2016 peer group was the removal of Greatbatch, Inc., based upon acquisition activity that made its business model and combined revenue dissimilar to Insulet. There were no additions to the 2017 peer group.

Benchmarking

To supplement peer company data where sufficient peer level information is not available, the Committee uses data from Aon Hewitt’s Radford suite of surveys. These surveys include compensation data from medical technology and life sciences companies. Pearl Meyer, where applicable, uses data specific to Insulet in terms of industry, size, or geographic location when providing compensation benchmarking reports to the Committee.

The Committee reviews compensation with the independent consultant on an ongoing basis. Historically, each year the Committee has reviewed a comprehensive annual competitive assessment prepared by the consultant. In early 2017, the Committee reviewed an analysis conducted by Pearl Meyer, covering the competitiveness of base salaries, target bonuses, and long-term incentives. The analysis found that Mr. Sullivan’s target total cash compensation was competitive with the market median and that the other NEOs were on average positioned between the median and 75th percentile of the market for both base salaries and total cash compensation. The study was also used as a reference point when determining each NEO’s 2017 annual long-term incentive award, which, on average, was determined to be within market norms.

In addition, for prospective new hire candidates, the Committee reviews information from the same benchmarking sources as a factor in the development of candidate compensation offers.

❯

INTERNAL FACTORS CONSIDERED

In arriving at its decisions, the Compensation Committee takes into account the market data discussed above, as well as several internal factors, including:

•

compensation strategy, philosophy, and core objectives,

•

criticality of position,

•

current and past compensation levels of NEOs,

•

relative compensation levels across the executive team,

•

existing levels of stock and option ownership,

•

previous equity grants, associated vesting schedules and retentive value, and

•

individual value factors specific to each NEO, including, but not limited to, experience, performance, leadership and expertise.

Compensation Elements and Actions

Key 2017 Actions

•

Select adjustments to base salaries based on market position, merit, and promotions/job scope changes

•

PRSU measurement period for new grants was extended to three years

•

PRSU performance metrics were expanded to include both cumulative revenue and cumulative gross profit

•

Special performance-based equity grants awarded to two of our NEOs

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❯

COMPENSATION MIX

The Compensation Committee, with assistance from its independent compensation advisors and management, has developed an executive compensation program consisting of several components of compensation. Each has a stated purpose and they work together to support our compensation principles.

The charts below show the annual total direct compensation (full-year base salary, annual incentive compensation earned, and long-term incentive compensation received) for our CEO and our other NEOs for 2017. These charts illustrate that a majority of NEO total direct compensation was performance-based and variable.

* Benefits value is not displayed as it represents less than 2% of total direct compensation in each case above.

❯

BASE SALARY

Purpose: To provide a fixed compensation amount to each NEO in return for performance of core job responsibilities.

Base salaries are established at the time of hire based on factors described in the Compensation Decision Making Process section above. They are then reviewed on an annual basis relative to competitive benchmarking, position scope, performance, and contributions for the prior year. The annualized 2017 and 2016 base salaries for our NEOs were as follows:

Name	Title	2017 Base Salary(1)	2016 Base Salary	% Change
Patrick J. Sullivan(2)	Chairman of the Board and Chief Executive Officer	$725,000	$700,000	3.6%
Michael L. Levitz(3)	Senior Vice President, Chief Financial Officer and Treasurer	$386,000	$375,000	2.9%
Shacey Petrovic(4)	President and Chief Operating Officer	$550,000	$500,000	10.0%
Charles Alpuche(5)	Executive Vice President, Global Manufacturing and Operations	$400,000	$340,000	17.6%
Brad Thomas(6)	Executive Vice President, Human Resources and Organizational Development	$350,000	$340,000	2.9%
(1)

The “2017 Base Salary” represents the annualized base salary as of the last day of 2017.

(2)

Mr. Sullivan’s base salary was increased 3.6% in February, 2017 based upon the Committee’s assessment of his individual performance and contributions in 2016.

(3)

Mr. Levitz’s base salary was increased 2.9% in February, 2017 based upon the Committee’s assessment of his individual performance and contributions in 2016.

(4)

Ms. Petrovic’s base salary was increased 10% in February, 2017 based on the continued expansion of her role as President and COO, as well as the Committee’s assessment of her individual performance and contributions in 2016.

(5)

Mr. Alpuche’s base salary was increased 17.6% in February, 2017 based on his promotion and expanded responsibilities, as well as the Committee’s assessment of his individual performance and contributions since joining Insulet in 2016.

(6)

Mr. Thomas’s base salary was increased 2.9% in February, 2017 based upon the Committee’s assessment of his individual performance and contributions in 2016.

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❯

ANNUAL CASH PERFORMANCE INCENTIVE PLAN

Purpose: Reward NEOs for achieving pre-established financial and strategic goals that are critical to short-term success and creation of long-term shareholder value.

The Annual Cash Performance Incentive Plan offers NEOs the opportunity to earn a performance-based annual cash award.

•

Target annual award opportunities are expressed as a percentage of base salary and were established based on the NEO’s level of responsibility and ability to impact overall results.

•

Actual award payouts depend on the achievement of pre-established performance objectives and can range from 0% to 200% of target award amounts.

•

The majority (80%) of the cash award is focused on the achievement of corporate financial results. The Committee also takes into account the individual contributions made by each NEO. The weighting of these financial and individual components are as follows:

Financial Component (80% Weight)

The financial metrics were selected by the Committee as representative measures of overall corporate performance for the fiscal year. For 2017, the metrics selected were revenue and Adjusted EBIT.

At the beginning of the year a performance scale was created for each metric, defining threshold, target, exceptional, and maximum levels of achievement, as well as the associated level of payout for each. Target performance was set at a challenging, but achievable, level. Threshold and maximum achievement levels were determined in relation to the target and provide correspondingly lesser or greater incentive payments to align with performance. The following table shows each of the financial metrics, their respective weightings and achieved results for 2017:

Metric (Dollars in Millions)	Weight	Threshold (50% payout)	Target (100% payout)	Exceptional (150% payout)	Maximum (200% payout)	Actual Results	Resulting Funding
Revenue	75%	$420	$435	$445	$460	$463.8	200%
Adjusted EBIT	25%	$(8)	$(1.6)	$4.8	$8.2	$6.4	173%
Total	100%						193%

The Committee, with data provided by management, undertook a rigorous analysis to establish the 2017 incentive targets, which represented significant improvements over 2016 results. The ranges took into account the Company’s strategic plan, with consideration given to associated risks, opportunities, and threats.

For revenue, the 2017 target represented increases of 27% over the 2016 incentive target and 19% over 2016 actual results. For Adjusted EBIT, the 2017 target was substantially higher than the 2016 target and represented a significant year-over-year improvement compared to 2016 actual results. The 2017 target was aligned with our strategic operating plan, contemplated operational risks and opportunities, and reflected substantial focus on long-term profitable growth.

Ultimately, the Company achieved revenue results at the 200% funding level, and Adjusted EBIT at the 173% funding level. These results were achieved by aggressively managing risks through global commercial execution, supply chain optimization and manufacturing excellence.

Individual Component (20% Weight)

Actual cash awards for the individual component were based on the achievement of objectives set for each NEO, and ranged from 0-200% of the target for this component. The objectives for each NEO were established based upon the individual’s key 2017 priorities for their respective area of responsibility. The following describes the individual results for each NEO:

•

Mr. Sullivan’s individual component payout of 193% reflected outstanding individual achievement that was consistent with the overall achievement of the organization. Mr. Sullivan made significant progress on Medicare coverage, and substantially achieved his goals centered on succession planning and leadership development.

•

Mr. Levitz’s individual component payout of 195% reflected his performance related to global channel expansion and driving multiple, complex initiatives to scale the Company’s infrastructure for rapid global growth and profitability.

•

Ms. Petrovic’s individual component payout of 200% reflected her performance related to the establishment of our European business model necessary to assume direct distribution in Europe on July 1, 2018, the development of a commercial launch strategy for Omnipod DASHTM and significant expansion of market access.

•

Mr. Alpuche’s individual component payout of 200% reflected his performance related to significant improvements in manufacturing and supply chain, and progress with the build out of the U.S. manufacturing facility.

•

Mr. Thomas’s individual component payout of 195% reflected his performance related to establishing an organization design and talent acquisition plan to support key strategic initiatives, realigning Human Resources programs to reinforce and accelerate Insulet’s cultural objectives, and leading the

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company-wide succession planning and talent development initiatives.

The following table summarizes the components of the 2017 cash incentive plan described above, as well as the overall payout results for the current NEOs. Results for our current NEOs were determined by the Committee in conjunction with the completion of the audit of our 2017 financial statements and assessment of 2017 business results.

Name	Base Salary	Target Incentive (Percent of Base Salary)	Corporate Performance Component		Individual Performance Component		Total Actual Incentive Award Earned	Total Actual Incentive Earned % of Total Target
			Target Payout for Corporate Financial Performance (80%)	Actual Incentive Earned for Corporate Financial Performance	Target Payout for Individual Performance (20%)	Actual Incentive Earned for Individual Performance
Patrick J. Sullivan	$725,000	100%	$580,000	$1,119,400	$145,000	$279,600	$1,399,000	193%
Michael L. Levitz	$386,000	60%	$185,280	$357,590	$46,320	$90,410	$448,000	193%
Shacey Petrovic	$550,000	80%	$352,000	$679,360	$88,000	$175,640	$855,000	194%
Charles Alpuche	$400,000	60%	$192,000	$370,560	$48,000	$96,440	$467,000	195%
Brad Thomas	$350,000	60%	$168,000	$324,240	$42,000	$81,760	$406,000	193%
❯

LONG-TERM INCENTIVE COMPENSATION

Purpose: Foster alignment with shareholders and motivate achievement of financial goals that support shareholder value creation.

The Company provides NEOs with the opportunity to receive long-term incentives both at the time of hire and on an ongoing basis. Awards are granted in various forms depending on the nature of the award.

The form and structure of new hire long-term incentive arrangements are negotiated as part of the hiring process and often take into account lost opportunities for candidates at their then-current employers.

Our annual long-term incentive awards have included stock options, restricted stock units (“RSUs”) and PRSUs. The following describes how these long-term incentive instruments align with our compensation objectives and business strategy:

LTI Instrument	Key Descriptors
Stock Options

Stock options provide direct pay-for-performance alignment with shareholder value creation, as they only have value to the recipient when the share price appreciates and service (vesting) requirements are met. Stock options provide our NEOs with long-term reward opportunities that are at risk based on share price performance. They also serve as a retentive tool for the Company based on use of a vesting period, which is typically four years.

RSUs

RSUs provide the Company with a long-term retention tool for executive talent, as they only have value to recipients as time-based service restrictions lapse over the award’s vesting period (typically 3 years). RSUs represent less risk to recipients, as each vested RSU always has the full value of a share of Insulet’s common stock. RSUs also contribute to our NEOs fulfilling stock ownership guidelines.

PRSUs

PRSUs have value to recipients only when selected performance measures are met and applicable time-based vesting requirements are satisfied. This directly aligns their delivery to the achievement of financial results that the Company believes will translate into shareholder value over time. In special circumstances, the Company may use performance-based equity to incentivize certain activities or retain certain individuals.

Our annual ongoing grants are typically awarded based on a total target value and delivered via a combination of stock options, RSUs, and PRSUs. We consider several factors in determining the form, structure, and value of the awards for NEOs, including:

•

alignment with the Company’s strategy and business objectives,

•

current equity holdings, including vested and unvested awards and their respective value,

•

market data regarding long-term incentives for comparable roles,

•

internal equity, and

•

executive performance and contributions.

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2016 PRSU Metrics and Outcome

In direct response to shareholder feedback, the 2016 PRSU awards reflected a change from a one-year performance period to a two-year period. The Committee determined that a revenue metric was appropriate for the 2016 PRSUs, as it was directly aligned with NEOs’ efforts to drive key commercial growth across all product lines, as well as increasing shareholder value.

As shown below, the Company increased revenue substantially during the two-year performance period, achieving $831 million in cumulative revenue. This represents a CAGR of 33% over the 2-year period, outperforming our established revenue targets, with growth across all product lines, creating significant value for our shareholders. This growth was achieved through a combination of:

•

Outstanding execution by an expanded commercial team,

•

Continued strong product adoption in international markets,

•

Expansion of U.S. market access, and

•

Adoption of Omnipod technology for drug delivery.

Metric	Weighting	Threshold (50% payout)	Target (100% payout)	Maximum (200% payout)	Actual Results	Resulting Funding
Revenue (Dollars in Millions)	100%	$ 715	$ 750	$ 785	$ 831	200%

PRSUs are awarded subject to the participant meeting additional service-based vesting requirements, with 50% of the earned award vesting on the two-year anniversary of the award and the remaining 50% vesting on the three-year anniversary of the award, contingent upon continued employment.

2017 Awards to NEOs

2017 CORPORATE PRSU METRICS

In direct response to shareholder feedback, the Committee adopted a three-year performance period for 2017 PRSU awards, and expanded the performance criteria to include both revenue and gross profit. The performance metrics will be measured on a cumulative basis over the 2017, 2018 and 2019 fiscal years. The PRSU awards become fully vested three-years from the award date, contingent upon the achievement of established performance metrics and continued employment. The Committee believes that this aligns well with the Company’s business strategy, focusing on long-term profitable growth. The Committee plans to continue reviewing the appropriateness of other metrics over time, and expect that these will evolve with future changes in business strategy.

We do not disclose our long-term incentive targets as the disclosure could provide information that could result in competitive harm. The targets are set based upon our strategic business plan and intended to be sufficiently challenging with an expectation of strong performance throughout the measurement period. Further, the Compensation Committee undertakes a detailed process each year to determine the range of performance and corresponding awards for each measure. Threshold and maximum achievement levels are determined in relation to the target and provide correspondingly lesser or greater awards to align with performance and results.

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Annual Awards

In 2017, long-term incentive awards were granted to the NEOs using the long-term incentive compensation program components described on the previous page.

Unless otherwise noted, the awards vest as follows:

•

The stock options were granted at fair market value and vest over four years, beginning with one-fourth vesting on the first anniversary of the date of grant, and pro-rata quarterly vesting during the twelve quarters thereafter (in each case, subject to continued employment with the Company).

•

The RSUs vest annually over three years in equal installments.

•

The 2017 PRSUs that are deemed earned at the end of the three-year performance period fully vest on the third anniversary of the grant date.

Other Grants During 2017

The Committee, from time to time, makes grants to executives that are outside the ongoing long-term incentive program. In each case, these grants are intended to achieve specific objectives that are of great strategic importance and may not be fully incorporated or comprehensively addressed in the annual compensation programs. During 2017, the committee made two such grants to NEO’s.

The Committee delivered a one-time 50,000 PRSU award to Mr. Sullivan designed to promote retention and the completion of critical strategic initiatives central to the long term success of the business and in the best interest of shareholders. When making the grant, the Committee took into account that the Company was at a key strategic phase, with the potential for further rapid growth in connection with the successful execution of certain essential strategic initiatives, and that the near-term retention of Mr. Sullivan as Chief Executive Officer was critical to the Company’s ability to execute on these initiatives and drive further share value growth. The Committee also took into account shareholder feedback, which expressed strong support for the leadership and results under Mr. Sullivan as Chief Executive Officer and the team he has assembled. The Committee consulted with its outside advisors to determine the structure and value of the award in the context of market data and trends. The award was 100% performance-based and focused on 3 key near-term objectives:

•

30% tied to achievement of direct operations in Europe as evidenced by revenue recognition,

•

30% tied to the achievement of targeted revenue from direct operations in Europe, and

•

40% tied to the Company’s new U.S. manufacturing facility becoming operational in 2019.

Since the date of the grant, the Company has made considerable progress towards the strategic performance objectives outlined in the grant, and the Company’s common stock value and overall market capitalization have increased substantially. While the Committee does not intend or expect to make further one-time grants of this nature to Mr. Sullivan in the future, the Committee believes that the unique circumstances existing at the time warranted the award, and that the award was appropriate in view of the importance of the strategic initiatives and the shareholder value expected to be created.

The Committee also granted an additional 5,409 PRSU award to Mr. Alpuche in 2017. Similar to Mr. Sullivan’s, this grant was designed to retain and incentivize Mr. Alpuche during this critical time period. The grant objectives focused on the effective start-up of our new U.S. manufacturing facility in 2019.

Name	Title	Type of Award	Total Long-term Incentive Award Value		Number Stock Options Granted	Number RSUs Granted	Number PRSUs Granted
Patrick J. Sullivan(1)	Chairman of the Board and Chief Executive Officer	One-Time		$2,885,500			50,000
		Annual		$3,167,000	47,394	18,033	32,453
Michael L. Levitz	Senior Vice President, Chief Financial Officer and Treasurer	Annual		$775,000	17,058	6,491	3,786
Shacey Petrovic	President and Chief Operating Officer	Annual		$2,250,000	35,538	13,522	21,636
Charles Alpuche(2)	Executive Vice President, Global Manufacturing and Operations	Annual One-Time	$ $	1,250,000 250,000	28,431	10,818	5,409 5,409
Brad Thomas	Executive Vice President, Human Resources and Organizational Development	Annual		$800,000	17,058	6,491	4,327
(1)

Mr. Sullivan’s “One-Time” award reflects a one-time PRSU award made to Mr. Sullivan on August 28, 2017, with performance metrics related to the achievement of direct operations and revenue objectives in Europe, and milestones related to Insulet’s U.S. manufacturing facility becoming operational in 2019. Mr. Sullivan’s “Annual” PRSUs were awarded as part of Insulet’s annual equity grants on February 22, 2017 under the Corporate 2017 PRSU plan described herein.

(2)

Mr. Alpuche’s stock option grant is subject to a three-year vesting period, with 25% of the total award vesting one year after the grant date and the remainder vesting in equal quarterly installments thereafter for 8 quarters. Mr. Alpuche’s “Annual” PRSU award was part of the Corporate 2017 PRSU Plan described herein. His “One-Time” PRSU award was based on an individual PRSU plan established for Mr. Alpuche pertaining to the achievement of milestones related to Insulet’s U.S. manufacturing facility.

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❯

BROAD-BASED BENEFIT PROGRAMS

All full-time employees, including our NEOs, may participate in our health and welfare benefit programs, including medical, dental and vision care coverage, disability and life insurance, our employee stock purchase plan and our 401(k) plan.

❯

SEVERANCE AND CHANGE-IN-CONTROL BENEFITS

The Company provides post-employment compensation arrangements through either an employment agreement, as is the case with our CEO, or our Amended and Restated Executive Severance Plan (the “Severance Plan”) that applies to our current NEOs.

For a detailed description of terms and potential payments provided under our program, see the section below entitled “Potential Payments Upon Termination or Change-in-Control” on page 40 of this Proxy Statement.

Each of our NEOs has also entered into a non-competition and non-solicitation agreement and an employee non-disclosure and developments agreement with Insulet. These agreements provide for protection of our confidential information, assignment to Insulet of intellectual property developed by our executives and non-compete and non-solicitation obligations throughout employment and for 12 months thereafter.

Compensation Governance

❯

STOCK OWNERSHIP POLICY

The Board of Directors has adopted a policy recommending that our NEOs own a significant equity interest in the Company’s common stock, as follows:

❯

RECOUPMENT (CLAWBACK) POLICY

A Policy for Recoupment of Incentive Compensation was adopted by the Board of Directors on October 27, 2014.

The policy states that if the Company is required to restate any of its financial statements due to both (i) the material non-compliance of the Company with any financial reporting requirement and (ii) misconduct of a Covered Officer, then the Compensation Committee may require any Covered Officer to repay to the Company that part of the Incentive Compensation received by that Covered Officer during the one-year period preceding the publication of the restated financial statement that the Compensation Committee determines was in excess of the amount that such Covered Officer would have received had such Incentive Compensation been calculated based on the financial results reported in the restated financial statement. Incentive Compensation is defined as annual cash bonus and long-term equity incentive compensation (i.e., employee stock options, RSUs, and PRSUs).

Under the Policy, the Compensation Committee may take into account any factors it deems reasonable in determining whether to seek recoupment of previously paid Incentive Compensation and how much compensation to recoup from individual Covered Officers (which need not be the same amount or proportion for every Covered Officer), including any determination by the Compensation Committee regarding which Covered Officer engaged in misconduct or was responsible in whole or in part for the events that led to the financial restatement. The amount and form of the compensation to be recouped shall be determined by the Compensation Committee in its discretion, and recoupment of compensation paid as annual cash bonuses or long-term incentives may be made, in the Compensation Committee’s discretion, through cancellation of vested or unvested stock options, cancellation of unvested RSUs, PRSUs and/or cash repayment.

The Policy will be amended to conform with the mandatory clawback requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act once rules implementing such requirements are finalized.

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❯

TAX AND ACCOUNTING CONSIDERATIONS

We have generally granted all of our stock options to NEOs as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended, subject to the volume limitations contained in the Internal Revenue Code. Generally, for stock options that do not qualify as incentive stock options, upon exercise of the options, the holders of the stock options recognize taxable income and we are entitled to a tax deduction. For stock options that qualify as incentive stock options, we do not receive a tax deduction and the holder of the stock option may receive more favorable tax treatment than he or she would for a non-qualified stock option.

For federal income tax purposes, the executive will generally be deemed to have received compensation income on each vesting date equal to the fair market value of the shares vesting on such date, and the Company will generally be entitled to a tax deduction for such amount as compensation expense unless limited by tax rules.

Compensation Committee Report

This report is submitted by the Compensation Committee of the Board of Directors. The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this Proxy Statement. Based on its review of the Compensation Discussion and Analysis and its discussions with management, the Compensation Committee recommended to the Board of Directors, and the Board of Directors has agreed, that the Compensation Discussion and Analysis be included in this Proxy Statement.

No portion of this Compensation Committee Report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), through any general statement incorporating by reference in its entirety the Proxy Statement in which this report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed filed under either the Securities Act or the Exchange Act.

Respectfully submitted by the Compensation Committee,
Timothy J. Scannell (Chair)
Sally Crawford
Jessica Hopfield, Ph.D.
James C. Mullen

❯

COMPENSATION RISK ASSESSMENT

The Compensation Committee carefully considered whether our compensation policies and practices were reasonably likely to have a material adverse effect on the Company. It was the judgment of the Compensation Committee that the mix and design of our compensation plans and policies do not encourage management to assume excessive risks and are not reasonably likely to have a material adverse effect on the Company. In making this determination, the Compensation Committee considered a number of matters, including the following elements of our executive compensation plans and policies:

•

The Company’s base salary component of compensation does not encourage risk taking because it is a fixed amount,

•

The Company sets performance goals that it believes are reasonable in light of strong performance and market conditions,

•

The time-based vesting over three to four years for the Company’s long-term incentive awards ensures that the NEOs’ interests align with those of its shareholders for the long-term performance of the Company,

•

The performance-based earning and time-based vesting of the PRSU awards combine to align these awards with shareholder interests,

•

Assuming achievement of at least a minimum level of performance, payouts under the Company’s performance based incentive plans result in some compensation at levels below full target achievement, rather than an “all or nothing” approach, which could engender excessive risk taking,

•

A majority of the payouts under the Company’s incentive plan are based on multiple individual performance and Company-based metrics, which mitigates the risk of an executive over emphasizing the achievement of one or more individual performance metrics to the detriment of Company-based metrics,

•

Certain payouts under the Company’s incentive plan include qualitative consideration, which restrain the influence of formulae or quantitative factors on excessive risk taking, and

•

NEOs are strongly encouraged to own a meaningful amount of Company stock.

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Executive Compensation Tables

Summary Compensation Table

The following Summary Compensation Table (SCT) summarizes the compensation of our NEOs for the year ended December 31, 2017, using the SEC-required disclosure rules.

Name and Principal Position	Year	Salary	Bonus	Stock Awards(1)	Option Awards(1)	Non-Equity Incentive Plan Compensation(2)	All Other Compensation	Total
Patrick J. Sullivan(3)	2017	$721,154		$5,219,000	$833,500	$1,399,000	$8,100	$8,180,754
Chairman of the Board and Chief Executive Officer	2016	$692,307		$2,750,000	$1,250,000	$1,330,000	$6,380	$6,028,687
	2015	$650,000		$2,759,067	$709,533	$844,000	$9,360	$4,971,960
Michael L. Levitz(4)	2017	$384,308		$475,000	$300,000	$448,000	$7,410	$1,614,718
Senior Vice President, Chief Financial Officer and Treasurer	2016	$375,000		$475,000	$300,000	$450,000	$1,414	$1,601,414
	2015	$245,192	$270,000	$1,172,500	$577,500	$197,700	$–	$2,462,892
Shacey Petrovic(5)	2017	$542,308		$1,625,000	$625,000	$855,000	$8,100	$3,655,408
President and Chief Operating Officer	2016	$472,115		$875,000	$625,000	$800,000	$9,415	$2,781,530
	2015	$375,961		$1,942,000	$858,000	$372,400	$113,136	$3,661,497
Charles Alpuche(6)	2017	$390,769		$1,000,000	$500,000	$467,000	$61,904	$2,419,673
Executive Vice President, Global Manufacturing and Operations	2016	$304,692	$150,000	$700,000	$500,000	$408,000	$52,475	$2,115,167
Brad Thomas(7)	2017	$348,462		$500,000	$300,000	$406,000	$54,571	$1,609,033
Executive Vice President, Human Resources and Organizational Development	2016	$340,000		$500,000	$710,000	$408,000	$46,172	$2,004,172
	2015	$340,000		$600,000	$200,000	$275,000	$52,184	$1,467,184
Notes:
(1)

These amounts are based on the aggregate grant date fair value of the stock and option awards in the year in which the grants were made in accordance with the Financial Accounting Standards Board (“FASB”) Account Standards Codification (“ASC” 718-10), excluding the impact of forfeitures. The assumptions we used for calculating the grant date fair values are set forth in note 13 to our consolidated financial statements included in our Annual Report on our Form 10-K for the year ended December 31, 2017. These amounts do not represent the actual amounts paid to or realized by NEOs for these awards during the years ended December 31, 2017, 2016 and 2015.

(2)

Amounts listed reflect the amounts of the annual cash incentives awarded to the NEOs as described above under “–Compensation Discussion and Analysis – Annual Cash Performance Incentive Plan.” Payments were accrued in the year indicated and paid in the succeeding fiscal year. Thus, the 2017 bonus was paid in fiscal 2018, the 2016 bonus was paid in fiscal 2017, and the 2015 bonus was paid in fiscal 2016.

(3)

The “All Other Compensation” column for Mr. Sullivan represents $8,100 in matching contributions paid by the Company on behalf of Mr. Sullivan into the Insulet Corporation 401(k) Plan, 50% of the first 6% of eligible compensation.

(4)

The “All Other Compensation” column for Mr. Levitz represents $7,410 in matching contributions paid by the Company on behalf of Mr. Levitz into the Insulet Corporation 401(k) Plan, 50% of the first 6% of eligible compensation.

(5)

The “All Other Compensation” column for Ms. Petrovic represents $8,100 in matching contributions paid by the Company on behalf of Ms. Petrovic into the Insulet Corporation 401(k) Plan, 50% of the first 6% of eligible compensation.

(6)

The “All Other Compensation” column for Mr. Alpuche represents $53,804 for his housing allowance and $8,100 in matching contributions paid by the Company on behalf of Mr. Alpuche into the Insulet Corporation 401(k) Plan, 50% of the first 6% of eligible compensation.

(7)

The “All Other Compensation” column for Mr. Thomas represents $45,207 for his housing allowance, $1,264 in value received from Insulet’s new (in 2017) employee benefit for product users, and $8,100 in matching contributions paid by the Company on behalf of Mr. Thomas into the Insulet Corporation 401(k) Plan, 50% of the first 6% of eligible compensation.

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2017 Grants of Plan-Based Awards

The following table provides detail on all plan-based awards for the year-ended December 31, 2017.

Name	Grant Date		Estimated Future Payouts Under Non – Equity Incentive Plan Awards($)(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(#)(2)			All Other Stock Awards: Number of Shares of Stock or Units(#)	All Other Option Awards: Number of Securities Underlying Options(#)	Exercise or Base Price of Option Awards ($/Sh)(3)	Grant Date Fair Value(4)
			Threshold	Target	Maximum	Threshold	Target	Maximum
Patrick J. Sullivan			$362,500	$725,000	$1,450,000
	8/28/2017	(5)					50,000				$57.71	$2,885,500
	2/22/2017								18,033	47,394	$46.22	$1,667,000
	2/22/2017					16,227	32,453	64,906			$46.22	$1,500,000
Michael L. Levitz			$115,800	$231,600	$463,200
	2/22/2017								6,491	17,058	$46.22	$600,000
	2/22/2017					1,893	3,786	7,572			$46.22	$175,000
Shacey Petrovic			$220,000	$440,000	$880,000
	2/22/2017								13,522	35,538	$46.22	$1,250,000
	2/22/2017					10,818	21,636	43,272			$46.22	$1,000,000
Charles Alpuche			$120,000	$240,000	$480,000
	2/22/2017	(6)							10,818	28,431	$46.22	$1,000,000
	2/22/2017	(7)					5,409				$46.22	$250,000
	2/22/2017	(8)				2,705	5,409	10,818			$46.22	$250,000
Brad Thomas			$105,000	$210,000	$420,000
	2/22/2017								6,491	17,058	$46.22	$600,000
	2/22/2017					2,164	4,327	8,654			$46.22	$200,000
(1)

“Estimated Future Payouts Under Non-Equity Incentive Plan Awards” represents the range of 2017 annual cash incentives that may be earned for each NEO under the terms of the 2017 Annual Cash Performance Incentive Plan.

(2)

Unless otherwise noted below, “Estimated Future Payouts Under Equity Incentive Plan Awards” represents the range of Corporate PRSU awards made on 2/22/2017 with vesting based upon the achievement of the three-year cumulative revenue and cumulative gross profit targets for the fiscal years ending 12/31/2017, 12/31/2018, and 12/31/2019. The fair value is shown as of the grant date.

(3)

The exercise price of all stock options granted under our 2007 Plan is equal to the closing price of the common stock on the date of the grant.

(4)

These amounts are based on the aggregate grant date fair value of the stock and option awards in the year in which the grants were made in accordance with the Financial Accounting Standards Board (“FASB”) Account Standards Codification (“ASC” 718-10), excluding the impact of forfeitures. The assumptions we used for calculating the grant date fair values are set forth in note 13 to our consolidated financial statements included in our Annual Report on our Form 10-K for the year ended December 31, 2017. These amounts do not represent the actual amounts paid to or realized by NEOs for these awards.

(5)

Mr. Sullivan’s PRSU award on August 28, 2017 was a one-time award with performance metrics related to the achievement of direct operations and revenue objectives in Europe, and milestones related to Insulet’s U.S. manufacturing facility becoming operational in 2019.

(6)

Mr. Alpuche’s stock option grant is subject to a three-year vesting period, with 25% of the total award vesting one year after the grant date and the remainder vesting in equal quarterly installments thereafter for 8 quarters.

(7)

Mr. Alpuche’s one-time PRSU award was based on an individual PRSU plan established for Mr. Alpuche pertaining to on the achievement of milestones related to Insulet’s U.S. manufacturing facility becoming operational and was awarded on the same date as Insulet’s annual equity awards.

(8)

Mr. Alpuche’s annual PRSU award was part of the Corporate 2017 PRSU Plan described herein.

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2017 Outstanding Equity Awards at Year End

The following table provides detail on all outstanding equity awards as of the fiscal year-end on December 31, 2017.

Name	Grant Date		Option Awards				Stock Awards
			Number of Securities Underlying Unexercised Options Exercisable (#)(1)(2)	Number of Securities Underlying Unexercised Options Unexercisable (#)(1)(2)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(5)(6)(7)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4)
Patrick J. Sullivan	10/1/14		499,468		$36.81	10/1/24
	3/2/15	(8)	377,250		$36.81	3/2/25
	3/2/15		42,751	19,434	$32.51	3/2/25
	3/2/15						14,550	$1,003,950
	4/1/15								15,216	$1,049,904
	2/24/16		51,014	65,590	$29.26	2/24/26
	2/24/16						28,480	$1,965,120
	2/24/16								102,530	$7,074,570
	2/22/17			47,394	$46.22	2/22/27
	2/22/17						18,033	$1,244,277
	2/22/17								32,453	$2,239,257
	8/28/17	(9)							50,000	$3,450,000
Michael L. Levitz	5/4/15		36,782	22,070	$27.25	5/4/25
	5/4/15						14,343	$989,667
	2/24/16		12,243	15,742	$29.26	2/24/26
	2/24/16						6,836	$471,684
	2/24/16								11,962	$825,378
	2/22/17			17,058	$46.22	2/22/27
	2/22/17						6,491	$447,879
	2/22/17								3,786	$261,234
Shacey Petrovic	2/9/15		54,956	24,980	$30.58	2/9/25
	2/9/15						18,989	$1,310,241
	4/1/15								2,271	$156,699
	2/24/16		25,506	32,796	$29.26	2/24/26
	2/24/16						14,240	$982,560
	2/24/16								17,088	$1,179,072
	2/22/17			35,538	$46.22	2/22/27
	2/22/17						13,522	$933,018
	2/22/17								21,636	$1,492,884
Charles Alpuche	2/3/16		19,139	24,609	$31.21	2/3/26
	2/3/16						10,681	$736,989
	2/24/16								13,670	$943,230
	2/22/17	(10)		28,431	$46.22	2/22/27
	2/22/17						10,818	$746,442
	2/22/17	(11)							5,409	$373,221
	2/22/17								5,409	$373,221
Brad Thomas	12/1/14		20,067	6,689	$44.00	12/1/24
	3/2/15		12,050	5,478	$32.51	3/2/25
	3/2/15						4,102	$283,038
	4/1/15								2,271	$156,699
	2/24/16	(12)	34,473	31,758	$29.26	2/24/26
	2/24/16						6,836	$471,684
	2/24/16								13,670	$943,230
	2/22/17			17,058	$46.22	2/22/27
	2/22/17						6,491	$447,879
	2/22/17								4,327	$298,563

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(1)

The expiration date for all options is the date that is ten years after the grant date. See “-Potential Payments Upon Termination or Change-in-Control” for a description of the acceleration provisions upon termination or change-in-control.

(2)

Other than as set-forth below, each stock option is subject to a four-year vesting period, with 25% of the total award vesting one-year after the grant date and the remainder vesting in equal quarterly installments thereafter for 12 quarters, subject to continued employment.

(3)

The time-based restricted stock unit award is subject to a three-year vesting period, with 33% of the total award vesting one year after the grant date and the remainder vesting in equal annual installments for the next two years, subject to continued employment.

(4)

Based on a per share price of $69.00, which was the closing price per share of our common stock on the last business day (Friday, December 29) of the year ended December 31, 2017.

(5)

The 2015 PRSUs are subject to a three-year vesting period, with 33% of the total award vesting one year after the grant date and the remainder vesting in equal annual installments for the next two years, subject to meeting performance targets and continued employment. In March, 2016, the Compensation Committee determined that the 2015 awards were earned at 108.5% of target. The amounts shown represent the number of shares awarded at 108.5% of target that were unvested as of December 31, 2017.

(6)

The 2016 PRSUs are subject to a three-year vesting period, with 50% of the total award vesting two years after the grant date and the remaining 50% vesting three years after the grant date, subject to meeting performance targets and continued employment. In February, 2018, the Compensation Committee determined that the 2016 awards were earned at 200% of target. The amounts shown represent the number of shares awarded at 200% of target that were unvested as of December 31, 2017.

(7)

The 2017 PRSUs are subject to a three-year vesting period, with 100% of the total award vesting three years after the grant date, subject to meeting performance targets and continued employment. These awards may be earned based upon the achievement of the three-year cumulative revenue and cumulative gross profit targets for the fiscal years ending 12/31/2017, 12/31/2018, and 12/31/2019. The amounts shown represent target level achievement.

(8)

Mr. Sullivan’s grant awarded March 2, 2015 with an option exercise price of $36.81 represents the make-up award to his grant upon hire. Following an initial vest of 25% of each option grant, commencing on March 31, 2015, the remainder of shares of each option grant vest in equal quarterly installments for 12 quarters. For a detailed description of this grant, refer to pages 35 and 36 of Insulet’s 2014 “Compensation Discussion and Analysis”.

(9)

Mr. Sullivan’s PRSU award on August 28, 2017 was a one-time award with performance metrics related to the achievement of direct operations and revenue objectives in Europe, and milestones related to Insulet’s U.S. manufacturing facility becoming operational in 2019.

(10)

Mr. Alpuche’s stock option grant is subject to a three-year vesting period, with 25% of the total award vesting one year after the grant date and the remainder vesting in equal quarterly installments thereafter for 8 quarters, subject to continued employment.

(11)

Mr. Alpuche’s PRSUs were based on an individual PRSU plan established for Mr. Alpuche pertaining to the achievement of milestones related to Insulet’s U.S. manufacturing facility becoming operational in 2019.

(12)

Mr. Thomas received a grant of 38,246 options, subject to a three-year vesting period, with 25% of the total award vesting one year after the grant date and the remainder vesting in equal quarterly installments thereafter for 8 quarters, and a grant of 27,985 options, subject to a 4-year vesting period, with 25% of the total award vesting one year after the grant date and the remainder vesting in equal quarterly installments thereafter for 12 quarters, subject to continued employment.

2017 Option Exercises and Stock Vested

The following table provides detail on stock option exercises and vesting of stock awards during the year-ended December 31, 2017 under our equity incentive plan and the corresponding amounts realized by each NEO.

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Patrick J. Sullivan	–	–	44,006	$1,997,179
Michael L. Levitz	–	–	17,760	$745,825
Shacey Petrovic	–	–	28,379	$1,228,285
Charles Alpuche	–	–	5,340	$228,338
Brad Thomas	–	–	15,850	$876,943
(1)

The aggregate dollar amount realized upon exercise of the options is calculated based upon the difference between the market price for our common stock on the date of exercise and the exercise price of such options.

(2)

The aggregate dollar amount realized upon vesting of the stock awards is calculated based on the market price for our common stock on The NASDAQ Global Market on the vesting date.

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Potential Payments Upon Termination or Change-in-Control

The table below summarizes Insulet’s potential payments to NEOs upon termination or change-in-control as of December 31, 2017.

Executive Name	Termination Scenario	Cash Compensation(1)	Benefits Continuation(2)	Outplacement(3)	Value of Accelerated Unvested Equity Awards(4)(5)	Total
Patrick J. Sullivan	Without Cause or With Good Reason (regardless of Change-in-Control)	$4,110,000	$25,426	$25,000	$22,422,407	$26,582,833
	Resignation Pursuant to Meeting Terms of Employment Contract(6)	$–	$–	$–	$22,422,407	$22,422,407
Michael L. Levitz	Without Cause Absent a Change-in-Control	$836,000	$18,611	$25,000	$–	$879,611
	Without Cause or With Good Reason Following a Change-in-Control	$1,672,000	$18,611	$25,000	$4,931,433	$6,647,044
Shacey Petrovic	Without Cause Absent a Change-in-Control	$1,350,000	$12,713	$25,000	$–	$1,387,713
	Without Cause or With Good Reason Following a Change-in-Control	$2,700,000	$12,713	$25,000	$9,127,074	$11,864,787
Charles Alpuche	Without Cause Absent a Change-in-Control	$808,000	$1,527	$25,000	$–	$834,527
	Without Cause or With Good Reason Following a Change-in-Control	$1,616,000	$1,527	$25,000	$4,750,735	$6,393,262
Brad Thomas	Without Cause Absent a Change-in-Control	$758,000	$12,713	$25,000	$–	$795,713
	Without Cause or With Good Reason Following a Change-in-Control	$1,516,000	$12,713	$25,000	$4,618,854	$6,172,567

(1)

In the event of involuntary termination without cause, each NEO receives 1x (2x for the CEO) (a) the sum of base salary and (b) the higher of target bonus or last annual bonus. If the termination is with good reason within 24 months following a change-in-control, each NEO receives 2x (a) the sum of base salary and (b) the higher of target bonus or last annual bonus. These payments will be made in substantially equal installments over 12 (or 24) months absent a change-in-control, or in a single lump sum payment if such terminating event occurs after a change-in-control.

(2)

Reflects continuation of medical and dental benefits over a period of 12 months (24 months for the CEO).

(3)

Each NEO is entitled to receive a maximum value of $25,000 as outplacement benefits.

(4)

Upon termination without cause or with good reason within 24 months of a change-in-control, all unvested time-based stock options and restricted stock awards vest in full. All unvested performance shares will vest at target performance.

(5)

Based on a per share price of $69.00, which was the closing price per share of our common stock on the last business day (Friday, December 29) of the year ended December 31, 2017.

(6)

Mr. Sullivan’s employment agreement provides that if Mr. Sullivan resigns without good reason more than three years after his date of hire (September 17, 2014) after having assisted in developing a CEO succession plan that has been approved by the Board of Directors and, as of such date, he has not engaged in any acts or omissions that could provide the Company with a basis for terminating his employment for cause, time-based vesting restrictions on all of his outstanding stock options and other stock-based awards shall lapse. As of December 31, 2017, Mr. Sullivan had met the three-year service requirement, but, as of the date of this proxy statement, Mr. Sullivan has not yet met the other requirements under his employment agreement to cause the time-based vesting restrictions to lapse. As with other executive severance and change-in-control rights described in this section, these time-based vesting acceleration rights are also contingent on an applicable release being entered into by Mr. Sullivan, and Mr. Sullivan complying with applicable restrictive covenants, including post-employment non-competition and non-solicitation obligations (which, in Mr. Sullivan’s case, extend for 24 months post-employment).

❯

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

Mr. Sullivan’s Severance and Change-in-Control Benefits

Mr. Sullivan is a party to an employment agreement and participates in the Company’s Severance Plan which provides for certain payments and benefits upon a “terminating event.”

A terminating event is defined as termination by the Company for any reason other than for cause, death, disability, or termination by Mr. Sullivan of his employment for good reason. Good reason consists of:

(i)

a material diminution of his responsibilities, authority or duties,

(ii)

a material reduction in base salary (unless such an action is part of an across-the-board salary reduction impacting substantially all management employees),

(iii)

the relocation of the Company to a location more than 50 miles from its current offices, or,

(iv)

any other action or inaction by the Company that constitutes a material breach of any contractual obligations.

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Pursuant to Mr. Sullivan’s employment agreement and the Severance Plan, Insulet shall provide Mr. Sullivan with the following should there be a terminating event:

(i)

cash severance equal to the sum of two times the sum of (x) his annual base salary as of the terminating event plus (y) the higher of his target annual bonus for the year in which the terminating event occurs or his annual bonus for the previous year,

(ii)

an amount equal to the pro-rata portion of the annual target cash incentive award for the current plan year,

(iii)

continuation of health, and dental for 24 months following termination,

(iv)

reimbursement for outplacement services incurred within the first 12 months following termination in an amount not to exceed $25,000, and

(v)

if the terminating event occurs on, or within 24 months after, the effective date of a change-in-control, immediate acceleration of outstanding stock options and other stock awards, which shall become fully exercisable or nonforfeitable as of the terminating event until the earlier of three years from the date of termination or the original expiration date that would have applied had employment continued.

Cash severance amounts shall be paid in substantially equal installments over 24 months if the terminating event occurs prior to a change-in-control and in a single lump sum payment if such terminating event occurs after a change-in-control.

Additional Benefits Pursuant to the Mr. Sullivan’s Employment Agreement

In addition, the employment agreement provides that, in the event that Mr. Sullivan’s employment with the Company terminates after no fewer than three years after his date of hire, and he is (x) terminated by the Company without cause, (y) resigns for good reason or (z) after Mr. Sullivan has assisted in developing a CEO succession plan that has been approved by the Board of Directors, he resigns without good reason and, as of the date of termination, has not engaged in any acts or omissions that could provide the Company with a basis of terminating his employment for cause, and provided that Mr. Sullivan enters into a release, time-based restrictions on all outstanding stock options and other stock based awards held by Mr. Sullivan shall immediately lapse. In the case of stock options, awards shall remain exercisable until the earlier of three years from the date of termination or the original expiration date that would have applied had employment continued.

Other NEOs Severance and Change-in-Control Benefits

Insulet’s other NEOs also participate in the Severance Plan that provides for certain severance and change-in-control benefits.

Under the Severance Plan, in the event that any of our NEOs’ employment is terminated by us without “cause” or the NEO resigns for “good reason,” each as defined in the Severance Plan, the NEO will be entitled to an amount equal to:

(i)

cash severance equal to the annual base salary of the NEO, plus the higher of the target annual bonus for the year in which the terminating event occurs or the annual bonus for the previous year,

(ii)

an amount equal to the pro-rata portion of the annual target cash incentive award for the current plan year,

(iii)

continued medical and dental coverage for 12 months following termination,

(iv)

reimbursement for outplacement services not to exceed $25,000, provided that such expenses are incurred by the executive within 12 months of the termination, and

(v)

payment for any accrued unused vacation time.

If the terminating event occurs on or within 24 months following a change-in-control event:

(i)

cash severance is increased to a sum equal to two-times the sum of the annual base salary and the higher of the target annual bonus for the year in which the terminating event occurs or the annual bonus for the previous year, and

(ii)

all outstanding stock options and other stock based awards held by the NEO shall immediately accelerate and become fully exercisable and nonforfeitable as of such termination.

For cash severance, if the NEO’s employment is terminated under this provision prior to a change-in-control, such amounts are payable over 12 months. If the NEO’s employment is terminated under this provision after a change-in-control, such amounts are payable in a lump sum.

Good reason for the other NEOs is defined as:

(i)

a material diminution of responsibilities, authority or duties,

(ii)

a material reduction in base salary (unless such an action is part of an across-the-board salary reduction impacting substantially all management employees), or,

(iii)

the relocation of the Company to a location more than 50 miles from its current offices.

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Restrictive Covenants and Section 280G

Notwithstanding the foregoing, our obligation to make these severance payments to any of the NEOs was subject to the executive’s delivery of a release of claims in favor of the Company and that executive’s continued compliance with the confidentiality, non-compete and non-solicitation obligations under the executive’s non-competition and non-solicitation agreement and employee non-disclosure and developments agreement with us.

We are not obligated to pay any tax gross-ups or similar amounts to the NEOs with respect to amounts payable to them under the Severance Plan. Amounts payable to our NEOs under the Severance Plan will be reduced to an amount that would cause such NEO to not be subject to any excise tax under Section 4999 of the Internal Revenue Code, to the extent such NEO would benefit on a net after-tax basis by doing so.

Pay Ratio Disclosure

We determined that the 2017 annual total compensation of the median compensated employee of all our employees who were employed as of November 1, 2017, other than our CEO, Mr. Sullivan, was $94,790; Mr. Sullivan’s 2017 annual total compensation was $8,180,754, and the ratio of these amounts was 1-to-86. To identify the median compensated employee, we used W-2, Box 5 earnings for 2017. Pursuant to SEC rules, we did not include 33 employees located outside of the United States, consisting of 4.1% of our total population. Prior to application of this exemption, we had 811 employees, consisting of 778 US employees, 25 employees located in Canada, 4 employees located in the United Kingdom, 1 employee located in Germany, and 3 employees located in China. This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above. Because the SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

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Non-Employee Director Compensation

The purpose of our Non-Employee Director Compensation program is to provide a total compensation package that enables the Company to attract and retain, on a long-term basis, high caliber Directors who are not employees or officers of the Company. In January 2018, Pearl Meyer completed a study of our non-employee Director compensation. As a result of this analysis, and in furtherance of the purpose stated above, the annual retainer and equity compensation components of our Non-Employee Director Compensation program were increased to be competitive with peer companies. Effective as of February 14, 2018, it is the Company’s policy that all non-employee Directors are paid compensation for services provided to the Company as set forth below.

Annual Cash Compensation

Directors receive the following cash compensation on an annual basis:

•

an annual retainer of $50,000

Lead Independent Director

•

an additional annual retainer of $40,000

Committee Chairs (inclusive of Committee member retainers)

•

an additional annual retainer of $25,000 to the Audit Committee Chair

•

an additional annual retainer of $16,000 to the Compensation Committee Chair

•

an additional annual retainer of $11,000 to the Nominating, Governance and Risk Committee Chair

Committee Members (excluding the Committee Chairs)

•

an additional annual retainer of $12,500 to each of the Audit Committee members

•

an additional annual retainer of $8,000 to each of the Compensation Committee members

•

an additional annual retainer of $5,000 to each of the Nominating, Governance and Risk Committee members

Cash payments are made quarterly in arrears. A Director may elect to defer all of his or her cash fees from the Company. There were no elections made for deferrals in 2017.

Annual Equity Compensation

On the date of each annual meeting of the Company’s shareholders, each non-employee Director who is continuing as a Director following the date of such annual meeting is granted RSUs with a total fair market value equal to $190,000 (the “Annual Award”) on the date of the grant. The Annual Award is issued based on the closing sale price of the common stock on the date of grant. The Annual Awards to non-employee Directors fully vest on April 30th of the first year following the date of grant.

Initial Compensation

When they join the Board, new Directors receive RSUs with a total fair market value equal to $250,000 (the “Initial Award”). The Initial Award is issued based on the closing sale price of the Company’s common stock on the date of grant. The RSUs vest annually over three years (50% on the first anniversary of the date of grant, 25% on the second anniversary of the date of grant and 25% on the third anniversary of the date of grant).

The following table sets forth the compensation paid to our non-employee Directors during the year-ended December 31, 2017. Directors who are employees of the Company do not receive any compensation for their service as Directors.

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2017 Director Compensation Table

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Option Awards(1)	Total
Sally Crawford	$62,841	$110,000	$55,000	$227,841
John A. Fallon, M.D.	$55.727	$110,000	$55,000	$220,727
Jessica Hopfield, Ph.D.	$100,660	$110,000	$55,000	$265,660
David Lemoine	$71,975	$110,000	$55,000	$236,975
Michael R. Minogue(2)	$22,500	$166,667	$83,333	$272,500
James C. Mullen(3)	$20,931	$166,667	$83,333	$270,931
Timothy J. Scannell	$56,160	$110,000	$55,000	$221,160
Regina Sommer(4)	$38,090	$110,000	$55,000	$203,090
Joseph Zakrzewski(4)	$39,632	$110,000	$55,000	$204,632
(1)

These amounts are based on the grant date fair value of the stock awards and the option awards in the year in which the grant was made in accordance with FASB ASC 718-10, excluding the impact of forfeitures. The assumptions we used for calculating the grant date fair values are set forth in note 13 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2017. These amounts do not represent the actual amounts paid to or realized by Directors for these awards during the year ended December 31, 2017.

(2)

Mr. Minogue joined Insulet’s Board of Directors on August 10, 2017. His equity awards in 2017 represent his initial award, received upon commencement of his service as a Director.

(3)

Mr. Mullen joined Insulet’s Board of Directors on August 9, 2017. His equity awards in 2017 represent his initial award, received upon commencement of his service as a Director.

(4)

Ms. Sommer and Mr. Zakrzewski retired from Insulet’s Board of Directors on August 8, 2017. The fees shown were for service on Insulet’s Board of Directors prior to their retirement date. The RSU and stock option award amounts reflected in the table represent the grant date fair market value of the annual equity grant awards made to all active Directors on May 17, 2017. In connection with their respective retirements, the Compensation Committee accelerated the vesting of Ms. Sommer and Mr. Zakrzewski’s May 2017 awards, together with the remaining unvested portion of the RSU and stock option awards granted to each of them in May 2015 (which was prior to the time that the Company instituted one-year vesting for annual director equity grant awards). As of the date that the acceleration was approved, the collective value of the accelerated RSUs and stock options (using the difference of the acceleration date closing price and the exercise price for purposes of valuing the stock options) for each director was $284,705.

As of December 31, 2017, our non-employee Directors held options to purchase shares of our common stock and unvested RSUs that had been granted by us as Director compensation representing the following number of shares of our common stock:

Name	Options to Purchase Shares	Restricted Stock Units
Sally Crawford	28,347	3,720
John A. Fallon, M.D.	47,347	3,720
Jessica Hopfield, Ph.D.	16,450	4,111
David Lemoine	17,574	5,914
Michael R. Minogue	4,226	3,173
James C. Mullen	4,126	3,098
Timothy J. Scannell	18,267	3,720
Regina Sommer	–	–
Joseph Zakrzewski(1)	22,347	–
(1)

Mr. Zakrzewski retired from Insulet’s Board of Directors on August 8, 2017. As of December 31, 2017, he had 22,347 outstanding and exercisable options to purchase shares with an expiration date of February 8, 2018.

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Proposal 2

Approval, on a Non-Binding, Advisory Basis, of the Compensation of Certain Executive Officers

As required by Section 14A of the Exchange Act, the Company is providing shareholders with the opportunity to vote on the compensation of the Company’s Named Executive Officers as disclosed in this Proxy Statement. This is commonly known as a “say-on-pay” vote. At the Annual Meeting, the Company is presenting to shareholders the following non-binding, advisory resolution on the approval of the compensation of the Named Executive Officers:

“RESOLVED, that the shareholders of the Company approve the compensation of the Company’s Named Executive Officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K.”

The compensation of the Company’s Named Executive Officers that is the subject of the foregoing resolution is the compensation disclosed in the sections titled “Compensation Discussion and Analysis,” “Summary Compensation Table,” “2017 Grants of Plan-Based Awards,” “2017 Outstanding Equity Awards at Year End,” “2017 Option Exercises and Stock Vested,” and “Potential Payments upon Termination or Change-in-Control.” You are encouraged to carefully review these sections.

The section of this Proxy Statement entitled “Compensation Discussion and Analysis” includes a detailed discussion of each of the following as it relates to the Company’s Named Executive Officers:

•

the objectives of the Company’s compensation programs;

•

what the Company’s compensation programs are designed to reward,

•

each element of compensation,

•

why the Company chooses to pay each element of compensation,

•

how the Company determines the amount (and, where applicable, the formula) for each element to pay, and

•

how each compensation element and the Company’s decisions regarding that element fit into the Company’s overall compensation objectives.

The Board of Directors unanimously recommends that shareholders approve the foregoing resolution for the same reasons that the Company decided to provide this compensation to its Named Executive Officers as articulated in the “Compensation Discussion and Analysis” section.

❯

VOTE REQUIRED; EFFECT OF VOTE

The approval of the resolution in this Proposal 2 requires that a majority of the shares voting on this Proposal 2 vote FOR such approval. Abstentions and broker non-votes will not be treated as votes cast and, accordingly, will have no effect on the outcome of the vote on this Proposal 2.

The resolution that is the subject of this Proposal 2 is a non-binding, advisory resolution. Accordingly, the resolution will not have any binding legal effect regardless of whether it is approved or not and will not be construed as overruling a decision by the Company or the Board of Directors or to create or imply any change to the fiduciary duties of the Company or the Board of Directors or any additional fiduciary duties for the Company or the Board of Directors. Furthermore, because this non-binding, advisory resolution primarily relates to compensation of the Company’s Named Executive Officers that has already been paid or contractually committed, there is generally no opportunity for the Company to revisit those decisions. However, the Compensation Committee does intend to take the results of the vote on this Proposal 2 into account in its future decisions regarding the compensation of the Company’s Named Executive Officers.

❯

RECOMMENDATION OF OUR BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THIS RESOLUTION.

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Report of the Audit Committee of the Board of Directors

No portion of this Audit Committee Report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, through any general statement incorporating by reference in its entirety the Proxy Statement in which this report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed filed under either the Securities Act or the Exchange Act.

This report is submitted by the Audit Committee of the Board of Directors. The Audit Committee currently consists of David Lemoine (Chair), Jessica Hopfield, Ph.D., and Michael R. Minogue. None of the members of the Audit Committee is an officer or employee of the Company. Dr. Hopfield, Mr. Lemoine and Mr. Minogue are each “independent” for Audit Committee purposes under the applicable rules of NASDAQ and the SEC. Mr. Lemoine is an “audit committee financial expert” as is currently defined under SEC rules. The Audit Committee operates under a written charter adopted by the Board of Directors, a current copy of which is available in the Corporate Governance section of the Company’s website at http://www.insulet.com.

The Audit Committee oversees the Company’s accounting and financial reporting processes on behalf of the Board of Directors. The Company’s management has the primary responsibility for preparing the Company’s financial statements, for maintaining effective internal control over financial reporting, and for assessing the effectiveness of internal control over financial reporting. In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with management the Company’s consolidated financial statements for the fiscal year ended December 31, 2017, including a discussion of, among other things, the quality of the Company’s accounting principles, the reasonableness of significant estimates and judgments, and the clarity of disclosures in the Company’s financial statements.

The Audit Committee also reviewed with Grant Thornton LLP (“Grant Thornton”), the Company’s independent registered public accounting firm, the results of their audit and discussed matters required to be discussed by the Statement on Auditing Standards No. 61 (Communications with Audit and Finance Committees), as currently in effect, other standards of the Public Company Accounting Oversight Board, rules of the SEC and other applicable regulations. The Audit Committee has reviewed permitted services under rules of the SEC, as currently in effect, and discussed with Grant Thornton their independence from management and the Company, including the matters in the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, as currently in effect, and has considered and discussed the compatibility of non-audit services provided by Grant Thornton with that firm’s independence.

The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, including internal control over financial reporting, and the overall quality of the Company’s financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2017 for filing with the Securities and Exchange Commission.

Respectfully submitted by the Audit Committee,
David Lemoine (Chair)
Jessica Hopfield, Ph.D.
Michael R. Minogue

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Matters Concerning Independent Registered Public Accounting Firm

The Audit Committee charter contains procedures for the pre-approval of audit and non-audit services (the “Pre-Approval Policy”) to ensure that all audit and permitted non-audit services to be provided for the Company by its independent registered public accounting firm have been pre-approved by the Audit Committee. Specifically, the Audit Committee pre-approves the use of such firm for specific audit and non-audit services, except that pre-approval of non-audit services is not required if the “de minimus” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. If a proposed service has not been pre-approved pursuant to the Pre-Approval Policy, then it must be specifically pre-approved by the Audit Committee before it may be provided by such firm. All of the audit-related, tax and all other services provided by Grant Thornton to the Company in the fiscal year ended December 31, 2017 and 2016 were approved by the Audit Committee by means of specific pre-approvals or pursuant to the Pre-Approval Policy. All non-audit services provided by Grant Thornton in 2017 and 2016 and by Ernst & Young in 2016 prior to its dismissal (as further described below) were reviewed with the Audit Committee, which concluded that the provision of such services by the applicable firm was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. For additional information concerning the Audit Committee and its activities with Grant Thornton in 2017, see “Governance of the Company - Board of Directors - Current Audit Committee” and “Report of the Audit Committee of the Board of Directors.”

The Company expects that a representative of Grant Thornton will attend the Annual Meeting, and that the representative will have an opportunity to make a statement if he or she so desires. The representative will also be available to respond to appropriate questions from shareholders.

❯

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As previously disclosed in the Company’s Current Report on Form 8-K filed on June 17, 2016, on June 16, 2016, following careful deliberation and a competitive process, the Audit Committee of the Board of Directors of the Company approved the appointment of Grant Thornton as the Company’s independent registered public accounting firm, and dismissed Ernst & Young as the Company’s independent registered public accounting firm, in each case effective immediately.

During the fiscal years ended December 31, 2015 and 2014, and the subsequent interim period through June 16, 2016, there were (i) no “disagreements” (as that term is described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the subject matter of such disagreements in its reports on the consolidated financial statements for such years, and (ii) no “reportable events” (as that term is described in Item 304(a)(1)(v) of Regulation S-K).

Ernst & Young’s reports on the consolidated financial statements of the Company for the fiscal years ended December 31, 2015 and 2014 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The Company previously provided Ernst & Young with a copy of the above disclosures and requested that Ernst & Young furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of Ernst & Young’s letter, dated June 17, 2016, is filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed on June 17, 2016.

During the fiscal years ended December 31, 2015 and 2014 and in the subsequent interim period through June 16, 2016, neither the Company nor anyone acting on its behalf consulted Grant Thornton regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the consolidated financial statements of the Company, and neither a written report nor oral advice was provided to the Company by Grant Thornton as to any accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of a “disagreement” (as that term is used in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

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❯

FEES BILLED BY INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table shows the: (i) fees for professional services rendered by Grant Thornton for the audit of the Company’s financial statements for the fiscal years ended December 31, 2017 and 2016, and fees billed for other services rendered by Grant Thornton during such fiscal years.

	2017	2016
Audit Fees	$1,355,002	$1,100,634
Audit-Related Fees	$135,465	$128,991
Tax Fees	$38,554	$112,035
All Other Fees	$–	$–
Total	$1,529,021	$1,341,660
❯

AUDIT FEES

Audit fees consist of the aggregate fees incurred for professional services rendered for: (i) the audit of Insulet’s annual financial statements included in its 10-K and a review of financial statements included in Insulet’s Quarterly Reports on Form 10-Q, (ii) the filing of our registration statements and other SEC related filings, (iii) services that are normally provided in connection with statutory and regulatory filings or engagements for those years, and (iv) accounting consultations.

❯

AUDIT-RELATED FEES

Audit-related fees for 2017 and 2016 consist of fees for comfort letter and related consent procedures performed by Grant Thornton in connection with the Company’s issuance of convertible notes in 2017 and 2016 and assistance with SEC comment letter responses for periods prior to being engaged as the principal auditor.

❯

TAX FEES

Tax Fees consist of fees for professional services rendered for assistance with foreign and U.S. state and local tax compliance and other tax planning or tax advice services.

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Proposal 3

Ratification of the Appointment of Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has appointed Grant Thornton as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2018. Grant Thornton has served as the Company’s independent registered public accounting firm since 2016. The Audit Committee is directly responsible for the appointment, retention, compensation and oversight of the work of the Company’s independent registered public accounting firm for the purpose of preparing or issuing an audit report or related work. In making its determinations regarding whether to appoint or retain a particular independent registered public accounting firm, the Audit Committee takes into account the views of management and will take into account the vote of the Company’s shareholders with respect to the ratification of the appointment of the Company’s independent registered public accounting firm.

A representative of Grant Thornton is expected to be present at the Annual Meeting. He or she will have an opportunity to make a statement, if he or she desires to do so, and will be available to respond to appropriate questions from shareholders.

❯

VOTE REQUIRED; EFFECT OF VOTE

The affirmative vote of a majority of the shares present, in person or represented by proxy, and voting on this Proposal 3 is required to ratify the appointment of Grant Thornton as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. Broker “non-votes” and abstentions are not considered voted for the proposal to ratify the appointment of Grant Thornton. Such broker “non-votes” and abstentions will have the effect of reducing the number of affirmative votes required to achieve a majority for this Proposal 3 by reducing the total number of shares from which the majority is calculated. If the shareholders do not ratify the selection of Grant Thornton, the Audit Committee will review the Company’s relationship with Grant Thornton and shall take such action as it deems appropriate, which may include continuing to retain Grant Thornton as the Company’s independent registered public accounting firm.

❯

RECOMMENDATION OF OUR BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018.

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Shareholder Proposals

Shareholders who wish to have a proposal considered for inclusion in the Company’s proxy materials for presentation at the 2019 Annual Meeting of Shareholders must ensure that their proposal is received by the Company no later than December 7, 2018, at the Company’s principal executive offices at 600 Technology Park Drive, Suite 200, Billerica, Massachusetts 01821, Attention: Secretary and General Counsel. The proposal must be made in accordance with the provisions of Rule 14a-8 of the Exchange Act. Shareholders who intend to present a proposal at the 2019 Annual Meeting of Shareholders without inclusion of the proposal in the Company’s proxy materials are required to provide notice of such proposal to the Company at its principal executive offices no later than February 15, 2019, and no earlier than January 16, 2019. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

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Insulet, Omnipod, Podder, DASH and Horizon are trademarks or registered trademarks of Insulet Corporation in the United States and other various jurisdictions. All rights reserved. All other trademarks are the property of their respective owners. The use of third party trademarks does not constitute an endorsement or imply a relationship or other affiliation.

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INSULET CORPORATION
600 TECHNOLOGY PARK DRIVE
SUITE 200
BILLERICA, MA 01821

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	0	0	0

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01 John A. Fallon, M.D. 02 Timothy J. Scannell

The Board of Directors recommends you vote FOR proposals 2 and 3.

	For	Against	Abstain
2. To approve, on a non-binding, advisory basis, the compensation of certain executive officers.	0	0	0
3. To ratify the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018.	0	0	0

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here. 0
(see reverse for instructions)

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000369108_1 R1.0.1.17

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com .

Notice of 2018 Annual Meeting of Shareholders

Hilton Boston Logan Airport
One Hotel Drive Boston, MA
02128
Proxy Solicited by Board of Directors for Annual Meeting - May 16, 2018 8:30 AM EDT

Patrick J. Sullivan and David Colleran, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Insulet Corporation to be held on May 16, 2018 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the proxies will have authority to vote FOR each of the director nominees, FOR Proposal 2, and FOR Proposal 3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

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